                                 [Letterhead]
                              FPS Services, Inc.
                              3200 Horizon Drive
                                 P.O Box 61503
                   King of Prussia, Pennsylvania 19406-0903

VIA EDGAR

February 13, 1998

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  The Timothy Plan
     File No. 33-73248 and 811-8228
     Rule 484(a) Filing, Post Effective Amendment No. 7
     --------------------------------------------------

To the Staff of the Commission:

     On behalf of The Timothy Plan (the "Trust"), and pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended, enclosed is Post-Effective Amendment No.7 to the Fund's Registration Statement.

     The Purpose of this filing is to reflect the creation of an additional series to the Trust, The Timothy Plan Variable Series. The anticipated effective date is May 1, 1998.

Should you have any question, I can be reached directly at (610) 239-475.

Sincerely,
/s/ Carolyn F. Mead, Esq.
Carolyn F. Mead, Esq.
Manager, Compliance Administration


Enclosure

cc:  A. Ally, Timothy Partners, Ltd.
     D. Allison, Esq., Pepper Hamilton LLP

                                UNITED STATES                  FILE NO. 33-73248
                                                               -----------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549             FILE NO. 811-8228
                                                               -----------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]

     Pre-Effective Amendment No.___                                          [_]


     Post-Effective Amendment No.67                                          [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]


     Amendment No. 78                                                        [_]



                               THE TIMOTHY PLAN
              (Exact name of Registrant as Specified in Charter)

1304 West Fairbanks Avenue


Winter Park, Florida                                                      32789

(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code                  407-644-1986

                           Arthur D. Ally, President
                               The Timothy Plan
                          1304 West Fairbanks Avenue

                             Winter Park, FL 32789
                    (Name and Address of Agent for Service)


COPIES TO:                   Dottie Allison, Esq.
                              Pepper Hamilton LLP
                             3000 Two Logan Square
                              18th & Arch Streets
                            Philadelphia, PA 19103

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
               IT IS PROPOSED THAT THE FILING BECOME EFFECTIVE:


     [X]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPHS (A)(1).




As filed with the U.S. Securities and Exchange
Commission on February 13, 1998

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)

PART A
ITEM NO.                                          PROSPECTUS CAPTION
--------------------------------------------------------------------
1.   Cover Page................................   Cover Page

2.   Synopsis..................................   Prospectus Summary Expenses of the Fund

3.   Financial Highlights......................   Financial Highlights

4.   General Description of Registrant.........   Prospectus Cover, Investment Objective and Policies,
                                                  Risk Factors and Investment Restrictions

5.   Management of the Fund....................   Board of Trustees, Investment Adviser, Investment
                                                  Manager, Historical Performance of the Investment
                                                  Manager, Underwriter, Administrator, Custodian,
                                                  Transfer Agent, Fund Accounting/Pricing Agent,
                                                  Distribution of Shares, and Expenses

6.   Capital Stock and Other Securities........   Shares of Beneficial Interest, Dividends, Distributions and Taxes

7.   Purchase of Shares Being Offered..........   Alternative Purchase Plan, Determination of Net Asset
                                                  Value, How to Purchase Shares, Retirement Plans

8.   Redemption or Repurchase..................   How to Redeem Fund Shares

9.   Pending Legal Proceedings..................   Inapplicable

PART B                                            STATEMENT OF ADDITIONAL
ITEM NO.                                          INFORMATION CAPTION
--------                                          -------------------

10.  Cover Page...............................   Cover Page

11.  Table of Contents.........................   Table of Contents

12.  General Information and History............   N/A

13.  Investment Objective and Policies.........   Cover, The Timothy Plan- Investments, Investment
                                                  Restrictions

14.  Management of the Fund....................   Officers an Trustees of the Fund

15.  Control Persons and Principal
     Holders of Securities.....................   Miscellaneous

16.  Investment Advisory and Other
     Services..................................   Investment Advisor, Investment Manager, Underwriter
                                                  and Administrator

17.  Brokerage Allocation......................   Allocation of Portfolio Brokerage

18.  Capital Stock and Other Securities........   N/A

19.  Purchase, Redemption and Pricing
     of Securities Being Offered...............   Purchase of shares

20.  Tax Status................................   N/A

21.  Underwriters..............................   Underwriters, Purchase of Shares, Distribution Plan

22.  Calculation of Performance Data...........   Performance Calculations

23.  Financial Statements......................   Audited Financial Statements


PART C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Post-Effective Amendment No.7 to the Registration Statement.

                                PROSPECTUS FOR
                               THE TIMOTHY PLAN
                                CLASS A SHARES
                                CLASS B SHARES


                                  MAY 1, 1998

--------------------------------------------------------------------------------
                                Distributed By:
                            Timothy Partners, Ltd.
                          1304 West Fairbanks Avenue
                          Winter Park, Florida  32789
                                (800) 846-7526
--------------------------------------------------------------------------------


THE TIMOTHY PLAN (the "Trust") is an open-end diversified management investment company. The Trust was organized as a series Delaware business trust and currently offers shares of two series, designed to offer investors investment opportunities that best meet their needs. This Prospectus pertains only to The Timothy Plan series (the "Fund") of the Trust.


The primary objective of the Fund is long-term capital growth and the secondary objective is current income. The Fund seeks to achieve its objectives by investing in securities issued by companies which, in the opinion of the Fund's advisor, conduct business in accordance with the stated philosophy and principles of the Fund (See "Investment Objectives and Policies"). There is no assurance that the Fund's objectives will be achieved.

The Fund currently offers two classes of shares: "CLASS A" shares (formerly, Institutional Class) and "CLASS B" shares (formerly, Retail Class) (collectively, the "Classes"). CLASS A shares may be purchased at the net asset value per share, plus any applicable front-end sales charge. (See "Purchasing Class A Shares" under "Alternative Purchase Plan"). CLASS B shares may be purchased at the net asset value per share without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC"), which may be imposed on redemptions made within five years of purchase. (See "Purchasing Class B Shares" under "Alternative Purchase Plan"). Both Classes of shares are subject to different 12b-1 Plan expenses. (See "Plans of Distribution" under "Management of Funds"). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. (See "Factors to Consider in Choosing a Class of Shares" under "Alternative Purchase Plan").


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference.


More information about the Fund and Classes of shares of the Fund has been filed with the U.S. Securities and Exchange Commission, and is contained in the "Statement of Additional Information" dated May 1, 1998, as amended from time to time, which is available at no charge upon request to the Fund. The Fund's Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Fund are maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http: //www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              Visit The Timothy Plan web site on the Internet at:
                              WWW.TIMOTHYPLAN.COM

                               TABLE OF CONTENTS

                                                                         PAGE
Prospectus Summary...................................................

Expenses of the Fund.................................................

Financial Highlights.................................................

The Fund.............................................................

Investment Objectives and Policies...................................

Risk Factors.........................................................

Investment Restrictions..............................................

Management of the Fund...............................................

Alternative Purchase Plan............................................

How to Purchase Shares...............................................

How to Redeem Shares.................................................

Retirement Plans.....................................................

Shares of Beneficial Interest........................................

Dividends, Distributions and Taxes...................................

Determination of Net Asset Value.....................................

Performance..........................................................

Investment Application...............................................

Automatic Investment Plan Application................................

Application to Request to Transfer to The Timothy Plan...............


  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY





THE FUND THE TIMOTHY PLAN (the "Fund") is a separate series of The Timothy Plan (the "Trust"), an open-end, diversified management investment company established as a series Delaware business trust.

MINIMUM     There is a minimum $1,000 initial investment for each Class of
PURCHASE    shares. There is no minimum investment requirement for subsequent investments or for qualified retirement plans.


INVESTMENT The primary objective of the Fund is long-term capital growth and OBJECTIVES the secondary objective is current income. The Fund seeks to achieve its objectives while abiding by the ethical standards established for investments by the Fund. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.

INVESTMENT  The Fund invests in securities issued by companies which, in the
POLICY opinion of the Fund's advisor, conduct business in accordance with certain ethical standards. This policy precludes the investment in securities of companies involved in the businesses of alcohol production, tobacco production, or casino gambling, or which are directly or indirectly involved in pornography or abortion. The securities in which the Fund shall be precluded from investing, by virtue of the Fund's ethical standards, are referred to as the "Excluded Securities."

INVESTMENT  Timothy Partners, Ltd. ("TPL") is the Fund's investment advisor and
ADVISOR Awad & Associates, a division of Raymond & James, Inc. (the "Investment Manager") is the Fund's investment manager.

DISTRIBUTOR TPL is also the distributor and underwriter of the Fund's shares.

ALTERNATIVE The Fund offers two classes of shares: CLASS A shares and CLASS B
PURCHASE    shares.  Each Class has its own sales charge structure. Investors
PLAN        may choose the Class of shares that best suits their investment objectives. Each Class of shares represents an interest in the same portfolio of investments of the Fund.

            CLASS A SHARES. CLASS A shares are offered at net asset value per share plus a maximum initial sales charge of 5.50% of the offering price, reduced on investments of $25,000 or more. CLASS A shares are subject to an annual 12b-1 distribution and service fee of up to 0.25% of the Fund's average daily net assets of the attributable CLASS A shares.

            CLASS B SHARES. CLASS B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.00% of redemption proceeds on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. CLASS B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to CLASS B shares. CLASS B shares will automatically convert to CLASS A shares once the economic equivalent of a 5.50% sales charge is recovered through the distribution fee. (See "Conversion Feature" under "Alternative Purchase Plan").

--------------------------------------------------------------------------------

 The above information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              EXPENSES OF THE FUND


The following table illustrates all expenses and fees that a shareholder of the Fund's CLASS A and CLASS B will incur.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                  CLASS A         CLASS B
                                                                                  -------         -------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).....  5.50% /1/       none
Maximum Sales Load Imposed on Reinvested Dividends
       (as a percentage of offering price)......................................  none            none
Redemption Fees.................................................................  none /2/        none /2/
Contingent Deferred Sales Charge (CDSC) /3/.....................................  none              *
      (as a percentage of the lesser of original purchase price or redemption proceeds)

* A CDSC is imposed on CLASS B shares purchased on or after September 26, 1997 at the following declining rates:

     REDEMPTION WITHIN                                PERCENTAGE
     -----------------                                ----------
     First Year.................................      5.0%
     Second Year................................      4.0%
     Third Year.................................      3.0%
     Fourth Year................................      2.0%
     Fifth Year.................................      1.0%
     Sixth Year and thereafter..................      None

/1/ CLASS A shareholders who purchased shares on or before September 22, 1997 are not subject to the front-end sales load on future purchases. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. The front-end sales load is reduced for purchases of $25,000 and over. See "Purchasing Class A Shares" under "Alternative Purchase Plan".

/2/ UMB Bank KC NA charges $9.00 per redemption for redemptions remitted by wire. There may be fees for redemptions made through broker\dealers, financial institutions and others.

/3/ CLASS B shareholders who purchased shares on or before September 22, 1997 are not subject to the CDSC upon redemption of such shares.



                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                  CLASS A    CLASS B
                                                                  -------    -------
Management and Advisory Expenses After Expense Reimbursements*..     0.00%     0.00%
12b-1 Fees /1/..................................................     0.25%     1.00% /2/
Other Expenses After Expense Reimbursements.....................     1.35%     1.35%
                                                                     -----     -----
Total Operating Costs After Expense Reimbursements..............     1.60%     2.35%


* The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. TPL has voluntarily agreed to waive its fees and reimburse the Fund for its other expenses, so that the total annual operating expenses of CLASS A and CLASS B will not exceed 1.60% and 2.35%, respectively, of each Class' respective average daily net assets. Prior to September 22, 1997, TPL had voluntarily agreed to waive its management fees and reimburse expenses so that CLASS B'S (the former "Retail Class") total annual operating expenses would not exceed 2.20%. CLASS B's expense information is restated to reflect current fees. Absent any fee waiver and expense reimbursements, "Management and Advisory Expenses " would have been 0.85% for each Class of shares and "Other Expenses " for CLASS A shares would have been 2.75% and for CLASS B shares would have been3.41%.

Example
The following example illustrates the expenses that an investor in either Class would have directly or indirectly paid on a $1,000 investment in the Fund at the end of the periods presented assuming a 5% annual rate of return.

                                      1 year  3 years  5 years  10 years
                                      ------  -------  -------  --------
(1)  Assuming a complete redemption at end of period

          CLASS A                     $  70*  $  103*  $  137*  $  235*
          CLASS B                     $  75** $  106** $  137** $  269

(2)  Assuming no redemption
          CLASS A                     $  70*  $  103*  $  137*  $  235*
          CLASS B                     $  24   $   73   $  126   $  269

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Fund issues two classes of shares that invest in the same portfolio of securities. Shareholders of CLASS A are subject to a front-end sales load and shareholders of CLASS B are subject to a CDSC. Each Class is subject to different 12b-1 Plan expenses; therefore, expenses and performance figures will vary between the Classes.


/1/ CLASS A shares and CLASS B shares are subject to an annual 12b-1 distribution and service fee of up to 0.25% and 1.00%, respectively, of the average daily net assets attributable to each Class of shares (of which, up to 0.25% may be used as a service fee). (See "Plans of Distribution" under "Management of Fund").

/2/ Long-term holders of CLASS A and CLASS B shares may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

*    Assumes maximum front-end sales load.

**   Assumes deduction of the applicable CDSC.

                              FINANCIAL HIGHLIGHTS


The following financial highlights for each of the periods presented have been audited by Tait, Weller & Baker, independent auditors, whose unqualified report
thereon appears in the Fund's Annual Report.   The Annual Report, which is
incorporated by reference into the Statement of Additional Information, contains additional performance information and is available upon request without charge.


FINANCIAL HIGHLIGHTS
================================================================================
The table below sets forth financial date for one share of capital stock outstanding throughout each period presented.


                                                                                           CLASS A
                                                                -------------------------------------------------------------
                                                                  FOR THE YEAR      FOR THE YEAR  FOR THE YEAR    FOR THE PERIOD
                                                                     ENDED             ENDED          ENDED          ENDED
                                                                  DECEMBER 31,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                     1997              1996            1995           1994*
                                                                  -----------       ------------    ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $  11.24           $  10.07         $  9.66        $ 10.00
                                                                  -----------       ------------    ------------   ------------

  Income From Investment Operations:
  Net investment income.........................................         0.02               0.10            0.11           0.06
  Net Gains (losses) on securities
    (both realized and unrealized)..............................         2.37               1.17            0.66          (0.34)
                                                                  -----------       ------------    ------------     ------------
      Total from investment operations..........................         2.39               1.27            0.77          (0.28)
                                                                  -----------       ------------    ------------     ------------
  Less Distributions
    Distributions from net investment income:...................         0.00              (0.10)          (0.11)         (0.06)
    Distributions from net capital gains:.......................        (1.38)              0.00           (0.25)          0.00
       Total distributions......................................        (1.38)             (0.10)          (0.36)         (0.06)
                                                                  -----------       ------------    ------------   ------------

NET ASSET VALUE, END OF PERIOD..................................     $  12.25           $  11.24         $ 10.07        $  9.66
                                                                  ===========       ============    ============   ============

TOTAL RETURN....................................................        21.35%/1/          12.59%           7.93%         (2.84%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)...........................     $ 11,208           $  7,760         $ 6,133        $ 2,217
  Ratio of expenses to average net assets:

    Before expense reimbursement................................         2.75%              3.70%           5.84%         18.62%/2/
    After expense reimbursement.................................         1.60%              1.60%           1.60%          1.60%/2/
  Ration of net investment income (loss)
   to average net assets:
    Before expense reimbursement................................        (0.90%)            (1.05%)         (2.96%)       (15.49%)/2/
    After expense reimbursement.................................         0.25%              1.05%           1.28%          1.53%/2/
  Portfolio turnover rate.......................................       136.36%             93.08%          34.12%          8.13%
  Average commission rate paid..................................     $ 0.0580           $ 0.0593         $   N/R       $    N/R/3/

* Class A Shares commenced investment operations on March 21, 1994. /1/ Total return calculation does not reflect sales load.
/2/  Annualized.
/3/  Not Required.


                See accompanying notes to financial statements.



FINANCIAL HIGHLIGHTS
================================================================================
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                       CLASS B
                                                                  -----------------------------------------------------
                                                                    FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                                       ENDED               ENDED                ENDED
                                                                    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                                       1997                1996                  1995*
                                                                    -----------         ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $     11.22         $      10.08        $      10.49
                                                                    -----------         ------------        ------------

  Income From Investment Operations:
  Net investment income (loss)..................................          (0.32)                0.07                0.11
  Net gains (losses) on securities
    (both realized and unrealized)..............................           2.23                 1.14               (0.16)
                                                                    ------------        ------------        ------------
      Total from investment operations..........................           2.29                 1.21               (0.05)
                                                                    ------------        ------------        ------------
  Less Distributions
    Distributions from net investment income:...................           0.00                (0.07)              (0.11)
    Distributions from net capital gains:.......................          (1.38)                0.00               (0.25)
                                                                    -----------         ------------        ------------
       Total distributions......................................          (1.38)               (0.07)              (0.36)
                                                                    -----------         ------------        ------------

NET ASSET VALUE, END OF PERIOD..................................    $     12.13         $      11.22        $      10.08
                                                                    ===========         ============        ============

TOTAL RETURN....................................................          20.50%/1/            11.98%/1/           (0.46%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)...........................     $   11,389         $      3,929        $        620
  Ratio of expenses to average net assets:
    Before expense reimbursement................................           3.41%                4.30%               6.44%/2/
    After expense reimbursement.................................           2.26%                2.20%               2.20%/2/
  Ration of net investment income (loss)
   to average nets assets:
    Before expense reimbursement................................          (1.56%)              (1.65%)             (3.56%)/2/
    After expense reimbursement..................................         (0.41)%               0.45%               0.68%/2/
  Portfolio turnover rate.......................................         136.36%               93.08%              34.12%
  Average commission rate paid..................................     $    0.0580        $     0.0593        $        N/R/3/

* Class B Shares commenced investment operations on August 25, 1995. /1/ Total return calculation does not reflect redemption fee.
/2/  Annualized.
/3/  Not Required.

                See accompanying notes to financial statements.


                                   THE FUND


THE TIMOTHY PLAN (the "Trust") is an open-end, diversified management investment company commonly known as a mutual fund. The Trust was established as a series Delaware business trust on December 16, 1993. The Trust currently offers two This Prospectus pertains only to The Timothy Plan series, which offers two classes of shares: CLASS A and CLASS B.


                       INVESTMENT OBJECTIVES AND POLICIES


Set forth below are the investment objectives and policies of the Fund. The investment objectives of the Fund are considered fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its objectives.

The Fund's primary objective is long-term capital growth, with a secondary objective of current income. The Fund shall seek to achieve its objectives while abiding by ethical standards established for investments by the Fund. Those standards preclude the investment in securities of companies involved in the businesses of alcohol production, tobacco production, or casino gambling, or which are directly or indirectly involved in pornography or abortion. The securities in which the Fund shall be precluded from investing, by virtue of the Fund's ethical standards, are referred to as the "Excluded Securities."

The Fund will invest most of its assets in common stocks and American Depository Receipts ("ADRs"), although it may also invest in other types of securities including securities convertible into common stocks and common stock equivalents (including rights and warrants), preferred stocks, short-term U.S. Government securities, and/or other high-quality, short-term debt securities (commercial paper, repurchase agreements, bankers' acceptances, certificates of deposit and other fixed income securities (non-convertible and convertible bonds, debentures and notes issued by U.S. corporations and certain bank obligations and participations). High-quality debt securities are those that are rated Aa or better by Moody's, or AA or better by Standard & Poor's, or that are of comparable quality. See "Risk Factors" herein, and the Statement of Additional Information for information relating to these securities. While it is the Fund's policy to seek long-term investments, changes will be made whenever management believes that such changes will strengthen the Fund's investments and realization of its objectives. The Fund will pursue its objectives by investing a major portion of its assets in securities of companies which offer prospects for growth of capital in accordance with the portfolio investment techniques described below.

The Fund seeks to achieve its investment objectives by investing primarily in common stocks and ADDS, while foregoing investments in the Excluded Securities. Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., serves as sub-investment advisor to Timothy Partners, Ltd. (the "TPL") and will select the investments for the Fund, but will not invest in securities which TPL determines are Excluded Securities. TPL has instructed the Investment Manager to avoid investment in any company directly involved in the business of alcohol production, tobacco production, or casino gambling. In addition, TPL will compile and maintain a list of companies that it determines, by using information collected by and published by three Christian ministries, participate directly or indirectly in either pornography or abortion. TPL will use its best judgement in determining which companies, through their corporate practices in either of these two areas, need to be placed on the Excluded Securities list. TPL also reserves the right to exercise its best judgment to exclude investment in other companies whose corporate practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic traditional Judeo Christian values.

The three Christian ministries that publish information that TPL will utilize in identifying companies directly or indirectly involved in pornography or abortion are as follows: (1) The American Family Association (to identify companies engaged in pornography); (2) Pro Vita Advisors (to identify companies that directly and indirectly participate in abortion); and (3) Life Decisions International (to identify companies that indirectly support abortion causes through corporate funding programs). TPL retains the right to change the ministries whose information it reviews, at its discretion.

After eliminating the Excluded Securities, the Investment Manager will construct a portfolio of investments to produce the highest possible risk-adjusted return on investment as is consistent with the Fund's objectives and policies.

The Fund will invest primarily in a diversified portfolio of equity securities of companies whose market capitalizations exceed $200 million, and whose securities trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Since the Fund is an equity fund, the Investment Manager seeks investments that show the greatest potential for growth, with income as a secondary factor. Therefore, these companies may or may not pay dividends.

Potential equity investment candidates will be analyzed to determine their ability to repay all fixed debt obligations (including certain "off balance sheet debts" such as operating lease obligations and unfunded pension liabilities) from their historical level of net investment income within a reasonable time period, generally less than five years. Securities are typically sold when an appreciation objective is met. The Fund may invest up to 30% of its assets in cash or debt securities. Although the Investment Manager does not utilize a market timing strategy, if market conditions are viewed to require that the Fund take a temporary defensive position, the Fund may invest up to 100% of its assets in (i) debt securities issued by the U.S. Government, its agencies or instrumentalities, (ii) commercial paper, or (iii) certificates of deposit and bankers' acceptances with respect to any of the foregoing investments. The Fund may also invest in such securities pending the investment of the proceeds of certain sales of portfolio securities and at such other times when suitable equity securities are not available. It is impossible to predict whether, or for how long, the Fund will use any such temporary defensive strategies.

TPL will attempt to monitor and respond to changes in business policies within the companies selected for investment. It is possible that securities in which the Fund has invested may become Excluded Securities. In such event, the Fund will sell its position in those securities subject to general market considerations.


                                  RISK FACTORS


INVESTMENT RESTRICTIONS OF THE FUND.   The ethical standards established for
investments by the Fund limit the pool of securities from which investment securities may be selected by the Investment Manager. Although TPL believes the Fund's investment objective of long-term capital growth can be achieved notwithstanding the effect of the Fund's ethical standards, this objective may be affected by the limitations imposed by TPL, in eliminating the Excluded Securities as potential investments.


ADVISOR AND INVESTMENT MANAGER.   The principals of the managing general partner
of TPL have been engaged in various aspects of the retail brokerage and financial advisory business for over 20 years. The Investment Manager has advised individuals, pension funds, trusts and institutions. Awad & Associates, a division of Raymond James & Associates, Inc., currently manages approximately $960 million in these accounts. The Investment Manager currently serves as co-investment advisor to two other investment companies: Heritage Series Trust:
Heritage Small Cap Stock Fund and the Calvert New Visions Small Cap Fund . TPL has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994), but has not previously served as investment advisor to any other investment company.

PORTFOLIO TURNOVER.   It is anticipated that the annualized portfolio turnover
rate for the Fund generally will not exceed a range of 50% to 75%, and may be lower than 50%, during most periods. High portfolio turnover involves additional transaction costs (such as brokerage commissions) which are borne by the Fund, and might involve adverse tax effects. (See "Dividends, Distributions and Taxes").

RISKS OF CERTAIN FIXED INCOME SECURITIES

INTEREST BEARING DEBT INSTRUMENTS.   The market value of interest-bearing debt
securities, if and when held by the Fund, is affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of such a security. In addition, changes in an issuer's ability to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

MONEY MARKET SECURITIES.   The Fund will select money market securities for
investment when such securities offer a current market rate of return which the Fund considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of creditworthiness set by the Fund. The money market securities in which the Fund may invest are repurchase agreements, certificates of deposit, U.S. Government securities, commercial paper and securities of money market mutual funds.

Although the Fund intends to invest primarily in common stocks, common stock equivalents, and ADRs, the Fund may invest up to 30% of its assets directly in money market securities whenever deemed appropriate to achieve the Fund's investment objectives. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the U.S. Government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Fund will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than are those with longer maturities.

Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are generally limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least $100 million dollars ("Domestic Banks") and domestic branches of foreign banks (limited to institutions having total assets not less than $1 billion or its equivalent).

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

REPURCHASE AGREEMENTS.   Under a repurchase agreement the Fund acquires a debt
instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and report to the Market Reports Division of the Federal Reserve Bank of New York and, in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the United States. A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week). At no time will the Fund invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at least equal 102% of the dollar amount to be paid to the Fund under each agreement at its maturity, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund also may not be able to substantiate its interests in the underlying securities. While management of the Fund acknowledges these risks, it is expected that such risks can be controlled through stringent security selection and careful monitoring procedures. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements and any other illiquid assets. For purposes of the diversification test for qualification as a regulated investment company under the Internal Revenue Code (the "Code"), Repurchase Agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counter-party to the Repurchase Agreements.

SMALL-CAP INVESTMENTS. The Fund may invest in small capitalization companies, which may offer greater opportunities for growth of capital than investments in larger, more established companies. However, investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.


                            INVESTMENT RESTRICTIONS


The investment restrictions set forth below have been adopted by the Fund as fundamental policies, to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The investment restrictions specifically provide that the Fund will not:

     (a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     (b) purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class;

     (c) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes as previously outlined in "Investment Objectives and Policies;"

     (d) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations;

     (e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objectives and policies; or (ii) by investment in repurchase agreements (See "Investment Objectives and Policies");

     (f) invest in securities of any company if, any officer or trustee of the Fund or TPL owns more than 0.5% of the outstanding securities of such company and such officers and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company;

     (g) borrow money, except the Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or
     (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowing exceeds 5% of the value of the Fund's total assets, the Fund will not purchase securities. Interest paid on borrowing will reduce net income;

     (h) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions; or

     (i) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, or in repurchase agreements maturing in more than seven days, if all such securities would constitute more than 10% of the Fund's net assets.


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES

The members of the Fund's Board of Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund. The Statement of Additional Information contains more information regarding Officers and Trustees.

INVESTMENT ADVISOR

Timothy Partners, Ltd. ("TPL") is a Florida limited partnership organized on December 6, 1993. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Fund. TPL approves the portfolio of securities selected by the Investment Manager (See "Investment Manager" below). To determine which securities are Excluded Securities with respect to abortion and pornography, TPL consults with three Christian ministries on these issues: The American Family Association (pornography), Pro Vita Advisors (direct and indirect participation and involvement in abortion) and Life Decisions International (indirect participation in abortion through corporate funding programs). TPL retains the right to change the ministries whose information it reviews, at its discretion.

For its services, TPL is paid an annual fee equal to 0.85 % of the Fund's average daily net assets. This fee is subject to certain voluntary reductions in fees paid by the Fund. A portion of the advisory fee is paid by TPL to: (i) the Investment Manager for assisting in the selection of portfolio securities for the Fund and (ii) Covenant Financial Management ("CFM") as reimbursement for certain expenses related to the daily operations of the Fund performed by CFM. In addition, this fee also covers the cost of postage, materials and handling of the fulfillment function of processing prospectus requests as well as other sundry marketing and general administration expenses. The fee payable to and services provided by the Investment Manager are described under the heading "Investment Manager" below. The fee payable to and services provided by CFM are described at the end of this section. TPL's fee is higher than that charged by other funds, but is comparable to fees charged by funds with similar investment objectives. TPL has offices located at 1304 West Fairbanks Avenue, Winter Park, FL 32789.

Arthur D. Ally, the President, Chairman and Trustee of the Fund, is President and a 70% shareholder of Covenant Funds, Inc. ("Covenant"), which is the managing general partner of TPL, located at 1304 West Fairbanks Avenue, Winter Park, FL 32789. Mr. Ally is also an individual general partner of TPL. Neither TPL nor its managing general partners previously has served as an advisor to any other registered investment company, but TPL has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994). Prior thereto, Mr. Ally had extensive securities industry experience having served as either financial consultant or branch manager for three securities firms over the previous seventeen years: Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be used by the Investment Manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person to the Fund will receive any benefit from any of these transactions.

TPL and CFM have entered into an agreement dated February 23, 1994, as amended April 23, 1996, whereby TPL pays CFM for certain overhead expenses related to the daily operations of the Fund that CFM carries out. These expenses include: salary of administrative personnel, cost of preparation of shareholder fulfillment kits, cost of phone lines and office space, and cost of postage and supplies. The annual fee is an amount to cover CFM's costs in providing services to TPL, payable by TPL on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and shareholder of 100% of CFM.

INVESTMENT MANAGER


Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., serves as the investment manager pursuant to a sub-investment advisory agreement among the Fund, Timothy Partners, Ltd. and Awad & Associates, dated January 1, 1997.


The Investment Manager has offices at 477 Madison Avenue, New York, New York 10022. The Investment Manager is a joint venture between James D. Awad, a twenty-nine year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. The Investment Manager has been retained by TPL pursuant to a sub-investment advisory agreement to assist in the selection and management of the Fund's investment securities and prepare the portfolio of securities of selected issuers with business practices that meet the objectives and policies of the Fund. TPL reviews the portfolio to insure compliance with the Fund's ethical standards.


The Investment Manager's investment policy committee, comprised of James D. Awad, Dan Veru and Carol Egan, is responsible for the day-to-day management of the Fund's portfolio. James Awad is the senior investment officer of the Investment Manager. Mr. Awad has been in the investment business part-time since 1965 and full-time since 1969, focusing on research and portfolio management. Prior to forming Awad & Associates, he was President of BMI Capital, a successful money management firm he founded. In addition, Mr. Awad managed assets at Neuberger & Berman, Channing Management and First Investment Corp. The Investment Manager managed approximately $960 million in assets at December 31, 1997 for clients on a separate account basis utilizing the same investment methodology that it will employ for the Fund.

The Investment Manager effects portfolio transactions for the Fund. In this regard, the Investment Manager will be governed by the policies set forth under "Investment Objectives and Policies".

For its services, the Investment Manager is paid an annual fee by TPL equal to 0.42% of the average daily net assets of the Fund with respect to the first $10 million in assets; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.


Awad & Associates currently serves as co-investment advisor to two other investment companies: Heritage Small Cap Fund and Calvert New Vision Small Cap Fund. At January 1, 1998, Awad & Associates managed $ 158 million in net assets of Heritage Small Cap Fund and received an advisory fee of 0.50% of its average daily net assets with respect to the first $50 million in assets and 37.5% thereafter. Awad & Associates managed $90 million in net assets for the Calvert New Vision Small Cap Fund and received an advisory fee of .40% of its average daily net assets.

INVESTMENT MANAGER'S HISTORICAL PERFORMANCE


Set forth below are certain performance data provided by the Investment Manager relating to the composite of separately managed equity accounts of clients of the Investment Manager. These accounts have substantially similar investment objectives and policies as the Fund's and they are managed using substantially similar investment strategies and techniques as those employed by the Fund. It is important to note that these returns do not take into account the effects of the Fund's moral screening restrictions. The Investment Manager believes that its philosophy as a small capitalization, value-oriented investor would tend to eliminate from its investment portfolio the securities of companies directly involved in alcohol production, tobacco production or casino gambling, companies which would most likely have too large a capitalization and which would be much more mature and seasoned than the companies customarily acquired for the Investment Manager's core portfolio. Based upon the foregoing, the Investment Manager estimates that if the screening criteria that will be used in managing the Fund (using data available as of December 31,1996) had been applied with respect to the accounts included below, an insignificant percentage of the investments in the accounts at any one time over the 11-year period ended December 31, 1996 would have been prohibited investments, and the differential in performance would have been immaterial. It cannot be determined that future holdings of the Fund would be substantially identical to those in the otherwise similar accounts managed by the Investment Manager.

These performance figures include the results of accounts exclusively managed by the Fund's portfolio manager, Jim Awad, while he was employed at a previous firm, BMI Capital, for the period from 1/1/86 through 3/12/92. These results are shown net of management fees and commissions. The results presented from 3/13/92 forward represent only those accounts managed exclusively managed by Jim Awad at Awad & Associates through Raymond James & Associates, and these results are shown net of the highest wrap fee applicable to the accounts (which includes management fees and commissions). These figures are a time-weighted average for the entire period, all of which would not be duplicated in any individual account and would not necessarily result in the same return for the investors. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The performance presented does not represent the historical performance of the Fund and is not indicative of the Fund's future performance.

Source:  All performance data was supplied by TPL and the Investment Manager.


                      COMPOSITE PAST PERFORMANCE OF             PAST PERFORMANCE OF FUND   PAST PERFORMANCE OF
THROUGH               AWAD & ASSOCIATES AND BMI CAPITAL                                     RUSSELL 2000 INDEX
-------               ---------------------------------                                    -------------------
                                                                CLASS A         CLASS B
                                                                -------         -------
1997                              25.69%                          21.4%          15.50%           22.36%
1996                              15.4%                          14.67%           6.98%            16.5%
1995                              45.7%                           6.40%          -5.46%            28.5%
1994                               2.4%                           1.99%             N/A            -1.9%
1993                              10.3%                          -8.19%             N/A            18.9%
1992                              13.3%                             N/A             N/A            18.4%
1991                              39.8%                             N/A             N/A            46.0%
1990                              13.2%                             N/A             N/A           -19.5%
1989                               9.7%                             N/A             N/A            16.2%
1988                              26.0%                             N/A             N/A            24.9%
1987                              -5.4%                             N/A             N/A           -10.8%
1986                              17.6%                             N/A             N/A             4.0%

ANNUALIZED RETURNS THROUGH DECEMBER 31, 1997

One Year                         25.69%                          19.67%          15.50%           22.36%
Three Years                      28.18%                          11.68%             N/A           22.33%
Five Years                       17.07%                             N/A             N/A           16.41%
Ten Years                        16.32%                             N/A             N/A           15.76%


NOTES:


      1: "Past Performance of the Fund" relates to the Institutional Class and Retail Class shares of the series of the Trust known as The Timothy Plan. Effective September 26, 1997, the Institutional Class and Retail Class shares were redesignated as Class A and Class B, respectively.

      2: The annualized return is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute and the Investment Council Association of America. Market value of the accounts was derived from the sum of the accounts' total assets, including cash, cash equivalents, short-term investments and securities valued at current market prices.


      3: The Russell 2000 Index is an unmanaged index of common stock prices comprised of the smallest 2000 stocks in the Russell 3000 Index, which is an annual ranking of 3000 common stocks by market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is generally considered representative of securities similar to those invested in by the Investment Manager for the purpose of the composite performance numbers set forth above.


      4: The Investment Manager's average annual management fee while at BMI Capital over the period 1/1/82 - 3/12/92 was 1% or 100 basis points. During this period, fees on the Investment Manager's individual accounts ranged from 0.5% to 1% (50 basis points to 100 basis points). The Investment Manager's performance figures reported are net of commissions and management fees.


      5: The Composite Past Performance of Awad & Associates reported in the preceding table for the period 3/13/92 -- 12/31/97 were based on a universe of "wrap fee" accounts managed for various broker/dealers which are coordinated through Raymond James & Associates. The total value of these accounts at 12/31/97 was approximately $197 million out of a total client base of $ 960 million. The performance figures in the table represent all accounts that were managed with investment strategies and objectives substantially similar to those of the Fund. The performance figures are shown net of the highest wrap fee applicable to the accounts (which includes all management fees and commissions paid to Raymond James & Associates). The performance figures reported are net of those wrap fees.

UNDERWRITER

Timothy Partners, Ltd. ("TPL") 1304 West Fairbanks Avenue, Winter Park, Florida, was engaged pursuant to an agreement effective July 1, 1997 to act as underwriter for the Fund. The purpose of acting as underwriter is to facilitate the registration of shares of the Fund under state securities laws and to assist in the sale of shares. TPL also acts as investment advisor for the Fund. TPL is not compensated for providing underwriting services to the Fund.

PLANS OF DISTRIBUTION

The Fund has adopted two plans of distribution ("CLASS A PLAN" and "CLASS B PLAN") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby it may reimburse TPL or others for expenses actually incurred by TPL or others in the promotion and distribution of the shares of each respective Class ("distribution expenses") and servicing its shareholders by providing personal services and/or maintaining shareholder accounts ("service fees").

Under the CLASS A PLAN, the Fund reimburses TPL and others for distribution expenses at an annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's aggregate average daily net assets attributable to CLASS A shares.

Under the CLASS B PLAN, the Fund reimburses TPL and others for distribution expenses and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of the Fund's aggregate average daily net assets attributable to CLASS B shares. Amounts paid under the CLASS B PLAN are paid to TPL to compensate it for the services provided and the expenses borne by TPL and others in the distribution of CLASS B shares, including the payment of commissions for sales of CLASS B shares. The CLASS B PLAN is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined CDSC and distribution fee is to provide for the financing of the distribution of CLASS B shares.

Other expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, the preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, including payments to securities dealers and others participating in the sale and servicing of Fund shares.

All expenses of distribution and marketing in excess of the maximum amounts permitted by the CLASS A PLAN and CLASS B PLAN per annum will be borne by TPL and any amounts paid for the above services will be paid pursuant to a servicing or other agreement. The CLASS A PLAN and CLASS B PLAN also cover any payments made by the Fund, TPL, the Investment Manager, or other parties on behalf of the Fund, TPL, or the Investment Manager,to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1.

ADMINISTRATOR


FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, is the Fund's administrator pursuant to an Administration Services Agreement (the "Agreement") with the Fund dated January 19, 1994, as amended February 23, 1996.

The services FPS provides to the Fund include: considering and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements, and other documents; and responding to shareholder inquiries.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING/PRICING AGENT

The Bank of New York, 48 Wall Street, New York, New York 10286, is custodian for the securities and cash of the Fund.

FPS serves as the Fund's transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. Shareholder inquiries should be directed to the transfer agent at (800) 662-0201.

FPS also performs certain accounting and pricing services for the Fund. This includes the daily calculation of the Fund's net asset value.

EXPENSES

Expenses attributable to the Fund, but not a particular Class, will be allocated to each Class on the basis of relative net assets. Except as indicated above. The Fund is responsible for the payment of its expenses, other than those borne by TPL. These expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants; (c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the fees of any trade association of which the Fund is a member; (f) the cost of stock certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the U.S. Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (i) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (j) state filing fees; and (k) compensation for employees of the Fund.



                           ALTERNATIVE PURCHASE PLAN


The Alternative Purchase Plan permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares. The primary difference between the Classes lies in their sales charge structures and ongoing expenses. CLASS A and CLASS B shares represent interests in the same portfolio of investments of the Fund.

PURCHASING CLASS A SHARES
APPLICABLE SALES CHARGES

CLASS A shares of the Fund are offered at the public offering price, which is the net asset value per share plus any applicable sales charge. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. No sales charge will be assessed on the reinvestment of distributions. The sales charge will be assessed as follows:


                               TOTAL SALES CHARGE

                                     AS A % OF    AS A % OF    DEALER CONCESSION
                                     OFFERING     NET AMOUNT   AS A PERCENTAGE OF
   AMOUNT OF YOUR INVESTMENT         PRICE        INVESTED     OFFERING PRICE
   -------------------------         ---------    ----------   -----------------
   $1,000 but under $25,000.....       5.50%        5.82%                5.25%
   $25,000 but under $50,000....       4.25%        4.44%                4.00%
   $50,000 but under $100,000...       3.00%        3.09%                2.75%
   $100,000 but under $250,000..       2.00%        2.04%                1.75%
   $250,000 but under $500,000..       1.00%        1.01%                0.75%
   $500,000 or over.............       0.00%        0.00%                0.00%

The distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. The foregoing schedule of sales charges applies to single purchases and to purchases made under a Letter of Intent and pursuant to the Rights of Accumulation, both of which are described below.

EXEMPTIONS FROM SALES CHARGES

CLASS A shareholders who purchased shares on or before September 22, 1997 are not subject to the sales charge on past or future purchases. In addition, the Fund will waive sales charges for purchases by fee-based Registered Investment Advisers for their clients, broker/dealers with wrap fee accounts, registered brokers for their personal investment accounts, employees and employer related accounts of the Advisor and for investors who wish to transfer funds from other registered investment companies into the Fund. Shares of CLASS A purchased under the above circumstances will be issued at the net asset value next determined after receipt of the purchase order in proper form by the transfer agent.

REDUCED SALES CHARGES

The sales charge for purchases of CLASS A shares of the Fund may be reduced through Rights of Accumulation or Letter of Intent. To qualify for a reduced sales charge, investors must so notify their authorized dealer, the Fund or the Fund's transfer agent or distributor at the time of each purchase of shares which qualifies for the reduction.

RIGHTS OF ACCUMULATION

A shareholder may qualify for a reduced sales charge by aggregating the net asset values of shares requiring the payment of an initial sales charge, previously purchased and currently owned with the dollar amount of shares to be purchased.

LETTER OF INTENT

An investor may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13 month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, the transfer agent will hold shares representing 5.50% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13 month period, an investor's escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time.

PURCHASING CLASS B SHARES
CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of CLASS B shares. Because CLASS B shares are sold without an initial sales charge, the entire amount of an investor's purchase payment is invested in the Fund. CLASS B shares which are held for five years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than five years after purchase may, however, be subject to a contingent deferred sales charge upon redemption. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of CLASS B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month. The amount of any applicable CDSC will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below.

     REDEMPTION WITHIN                          PERCENTAGE
     -----------------                          ----------
     First Year..............................         5.0%
     Second Year.............................         4.0%
     Third Year..............................         3.0%
     Fourth Year.............................         2.0%
     Fifth Year..............................         1.0%
     Sixth Year and thereafter...............         None

In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's account that are not subject to a CDSC; second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions, and third, of shares held longest during the five-year period.

A commission or transaction fee of 4.00% of the purchase amount will be paid by the Fund's distributor to authorized dealers at the time of purchase. Additionally, the distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell CLASS B shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The CDSC is waived on redemptions of CLASS B shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with certain distributions from an IRA or other retirement plans; (iii) pursuant to the Fund's Systematic Cash Withdrawal Plan, but limited to 10% annually of the initial value of the account; and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described under "How to Redeem Shares."

CONVERSION FEATURE

CLASS B shares automatically convert to CLASS A shares once the economic equivalent of a 5.50% sales charge is recovered by the Fund for each investment account. The sales charge is recoverable by the Fund through the distribution fee paid pursuant to the CLASS B PLAN. The purpose of the conversion feature is to relieve the long-time shareholders from the higher distribution fee associated with the CLASS B shares, once distributors have been adequately compensated for the higher distribution expenses attributable to the CLASS B shares through payments made pursuant to the CLASS B PLAN. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

CLASS B shares acquired through reinvestment of dividends will convert to CLASS A shares pro rata with CLASS B shares not acquired through dividend reinvestment.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts and time horizons. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and the CDSC on CLASS B shares prior to the conversion would be less than the initial sales charge on CLASS A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on CLASS A shares. To assist investors in making this determination, investors should refer to the Example under " Expenses of the Fund," regarding the effect of the charges applicable to each Class of shares. In this regard, CLASS A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchase at net asset value, as described under "Alternative Purchase Plan - Purchasing Class A Shares."

Over time, the cumulative expense of the 1.00% annual service and distribution fees on the CLASS B shares of the Fund will approximate or exceed the expense of the maximum 5.50% initial sales charge plus the 0.25% annual distribution and service fee on the CLASS A shares of the Fund. CLASS A shares are subject to a lower distribution fee and, accordingly receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in CLASS A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase CLASS B shares and have all their funds invested initially, while remaining subject to a CDSC. Ongoing distribution fees on CLASS B shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds.

CLASS A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. CLASS B shareholders pay a CDSC if they redeem during the first five years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable CDSC in addition to the annual CLASS B service and distribution fee, as compared with the cost of the applicable initial sales charge and annual service and distribution fee applicable to CLASS A shares.

--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

General

Shares of the Fund may be purchased directly from the Fund or through authorized dealers at the net asset value per share, plus the applicable sales charge for CLASS A shares and at the net asset value per share for CLASS B shares. While no sales charge is imposed at the time CLASS B shares are purchased, a CDSC charge may be imposed at the time of redemption. (See "Purchasing Class B Shares" under "Alternative Purchase Plan"). The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.
The Fund will not accept a check endorsed over by a third-party. The minimum initial investment for CLASS A shares and CLASS B shares is $1,000 with no minimum for subsequent investments. The Fund reserves the right to vary the initial investment minimum and minimums for additional investments at any time. There is no minimum initial investment requirement for qualified retirement plans.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Purchases may be made in one of the following ways:

PURCHASES BY MAIL

Shares may be purchased initially by completing the Investment Application on pages XX AND XX of this Prospectus and mailing it to the transfer agent, together with a check payable to THE TIMOTHY PLAN, c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. All checks for purchase of shares must be drawn on U.S. banks and be made payable to the Fund in U.S. dollars.

Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to THE TIMOTHY PLAN, c/o UMB Bank KC, NA, P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement along with the amount of the investment and the name of the account for which the investment is to be made and the account number. Please note: A $20 fee will be charged to your account for any payment check returned to the custodian.

PURCHASES THROUGH BROKER/DEALERS

The Fund may accept telephone orders from broker/dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker/dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker/dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of purchase. Minimums of broker/dealers or accounts opened through a fund network may apply.

Wire orders for shares of the Fund received by FPS prior to 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

PURCHASES BY WIRE

To order shares for purchase by wiring federal funds, the transfer agent must first be notified by calling (800) 662-0201 to request an account number and furnish the Fund with your tax identification number. Following notification to the transfer agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                                 UMB BANK KC NA
                                ABA #10-10-00695
                                     -----------
                            FOR: FPS SERVICES, INC.
                               A/C 98-7037-071-9
                                   -------------
                    FBO "THE TIMOTHY PLAN -CLASS (A) or (B)"
                                                 ----------

              ACCOUNT OF (exact name(s) of account registration)
                          -------------------------------------
                     SHAREHOLDER ACCOUNT # _______________

A completed application with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee. Shareholders may be subject to 31% withholding if original application is not received.

AUTOMATIC INVESTMENT PLAN

Shares of the Fund may be purchased through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. The minimum investment pursuant to this Plan is $100 per month. If you desire to take advantage of this Plan simply complete and remit the Automatic Investment Plan Application on pages XX AND XX. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. The Fund may alter, modify or terminate this Plan at any time. For information about participating in the Automatic Investment Plan, call FPS Services, Inc. at
(800) 662-0201.

--------------------------------------------------------------------------------
                             HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value (subject to any applicable CDSC for CLASS B shares) on any business day that the NYSE is open. (See "Determination of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment may also be made by wire directly to any bank previously designated by the shareholder in a shareholder account application. There is a $9.00 charge for redemptions by wire. Please note that the shareholder's bank also may impose a fee for wire service. The Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder. To avoid delays of this kind, you may wish to purchase by wire if you are planning on redeeming your shares in the near future.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined.

Shares of the Fund may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were directly redeemed from the Fund.

The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of TPL or the Board of Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

Pursuant to the Fund's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Determination of Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the

Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

Shares may be redeemed by submitting a written request for redemption to the transfer agent at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

A written redemption request to the transfer agent must: (i) identify the shareholder's account number, (ii) state the number of shares or dollars to be redeemed and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for amounts above $25,000, or redemption requests for which proceeds are to be mailed somewhere other than the address of record, must be accompanied by signature guarantees. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker/dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at (800) 662-0201.

REDEMPTION BY TELEPHONE

Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request, accompanied by a signature guarantee, must be sent to the transfer agent at the address listed above.

Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund offers a Systematic Cash Withdrawal Plan ("Withdrawal Plan") as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $100 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

CLASS B shareholders who establish a Withdrawal Plan may redeem up to 10% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the Withdrawal Plan is made. (See "Purchasing Class B Shares - Waiver of Contingent Deferred Sales Charge").

REDEMPTION BY AUTOMATED CLEARING HOUSE ("ACH")

A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees charged by the Fund associated with the use of the ACH service.

ACH redemption requests must be received by the Fund's transfer agent before 4:00 p.m. New York time to receive that day's closing net asset value. ACH redemptions will be sent on the day following the shareholder's request. The funds from the ACH redemption will normally be available two days after the redemption has been processed.

ADDITIONAL INFORMATION

The Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund.) The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000.

If the Trustees determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in-kind of readily marketable securities, from the Fund, within certain limits prescribed by the U.S. Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets into cash.

--------------------------------------------------------------------------------
                               RETIREMENT PLANS
--------------------------------------------------------------------------------

The Fund offers its shares for use in certain Tax Deferred (such as IRA, defined contribution, 401(k) and 403(b)(7) plans) Retirement Plans. The Fund sponsors IRA and 403(b)(7) plans. Information on these Retirement Plans is available from FPS or by reviewing the Statement of Additional Information.

--------------------------------------------------------------------------------
                         SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

The beneficial interest of the Fund is divided into an unlimited number of shares ("Shares") with a par value of $0.001 each. If a matter to be voted on does not affect the interests of all Classes, then only the shareholders of the affected Class shall be entitled to vote on the matter. There are no preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Currently, there are two classes of shares issued by the Fund.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

The Fund will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments, and the Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of the Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex-date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying FPS in writing thirty days prior to record date.

Dividends paid by the Fund with respect to its CLASS A and CLASS B shares are calculated in the same manner and at the same time. Both CLASS A and CLASS B shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of CLASS B shares will be less than per share dividends of CLASS A shares as a result of additional distribution expenses charged to CLASS B shares.


The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets.

The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify, in part, for the 70% corporate dividends received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporate investor claiming the deduction. The portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of any applicable sales charge incurred in purchasing the Fund's shares will not be included in the federal tax basis of any of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each Class of the Fund is determined by the Fund as of the close of regular trading on each day that the New York Stock Exchange (NYSE) is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of the Fund's share. The net asset value is determined by the Fund by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

Money market securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

Net asset value is calculated separately for each Class of the Fund based on expenses applicable to the particular Class. Although the methodology and procedures for determining net asset value are identical for the Fund's Classes, the net asset value of the Classes may differ because of the different fees and expenses charged to each Class.

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------


From time to time the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including average total return and aggregate annual total return. Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Any fees charged by banks or their institutional investors directly to their customer accounts in connections with investments in the Fund will not be included in the Fund's calculations of total returns.


The Fund may compare its investment performance with appropriate market indices such as Russell 2000 Index and to appropriate mutual fund indices; and the Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

All data will be based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the investments in the Fund, and the operating expenses of each Class. Investment performance also often reflects the risk associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

The performance of CLASS A shares and CLASS B shares will differ because of CLASS A'S front-end sales charge (when applicable) and CLASS B'S CDSC (when applicable) and higher 12b-1 distribution expenses. Shareholders may obtain current performance information about the Fund by calling (800) TIM-PLAN.


Further information about the performance of the Fund is included in the Fund's Semi-Annual Report dated June 30, 1997 and Annual Report dated December 31, 1997, which may be obtained without charge by contacting the Fund at (800) TIM-PLAN.

                                               ----------------------------
TIMOTHY PLAN(R)                                BROKER DEALER:_____________
APPLICATION FOR CLASS A AND CLASS B            REGISTERED REP:____________
MAIL TO:                                       BRANCH #:___  REP #:_______
                                               BRANCH NAME:_______________
FPS SERVICES, INC. P O BOX 61503, KING OF      BRANCH ADDRESS:____________
PRUSSIA, PA 19406-0903                         PHONE NUMBER: ( ) -  Ext:
                                               ----------------------------

1. INITIAL INVESTMENT ($1,000 minimum)
   FORM OF PAYMENT
   [_] Check for $_____________enclosed. (make payable to "The Timothy Plan -
       Class A or B") You must indicate which class of shares in which you wish to invest.
   [_] Class A     [_] Class B  (Please check one.)
   [_] By Wire*1 An initial purchase of   $_____________________ was wired on
       _____  _____  ______
                Date    by

__________________________________to account #__________________________________
    Name of your Bank or Broker                      Number assigned by F/P/S

2. REGISTRATION (Please Print) No certificate will be issued unless requested in writing. INDIVIDUAL Must complete items 1, 3, 4 and 8 (you may choose options 5, 6 or 7).

---------------------------------------------------      ----------------------
First Name          Middle Name          Last Name       Social Security Number

---------------------------------------------------      ----------------------
Joint Owner First Name*2   Middle Name   Last Name       Social Security Number
Citizen of: [_] United States  [_] Other (Please Indicate) ____________________

GIFT TO MINORS Must complete items 1, 3, 4 and 8 (you may choose options 5, 6, or 7).

--------------------------------------------------------------------------------
Name of Custodian (Name one only)               As Custodian For (Name one only)

     Under the ____________________________ Uniform Gift to Minors Act
                                  State
                                                  ------------------
                                                    Security Number

CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS Must complete items 1, 3, 4, 9 and 10 (you may choose options 5, 6, or 7)

--------------------------------------------------------------------------------
     Name of Corporation, Partnership, Trust or Other

-------   -----------------   -------------------------     ------ ------ ----
               Tax ID #           Name of Trustee(s)         Date of Trust



3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

--------------------------------------------------------------------------------
     Street Address and Apartment Number

--------------------------------------------------     ------------  ----------
     City                            State                 Zip Code  Zip Extend

-----------   ------------------------    ------------  ----------------- ------
(Area Code)   Daytime Telephone Number    (Area Code)   Evening Telephone Number

4. DISTRIBUTION OPTIONS (Please indicate one) See page XX of the Prospectus for more detail.

Income Dividends             (check one box/line only)   [_]reinvested   [_]paid in cash
Capital Gains Distributions  (check one box/line only)   [_]reinvested   [_]paid in cash

5. LETTER OF INTENT (CLASS A ONLY)
[_] I intend to purchase, although I am not obligated to do so, shares of the Fund within a 13-month period which, together with the total asset value of
shares owned, will aggregate at least (check one): [_] $25,000    [_] $50,000
[_] $100,000    [_] $250,000    [_] $500,000

RIGHTS OF ACCUMULATION
I would like to apply Rights of Accumulation, if available, to my purchases of Fund shares. I understand that the exercise of these rights is subject to confirmation of my holdings by the Fund's transfer agent, FPS Services, Inc. I agree to notify FPS Services, Inc. of my desire to apply these rights at the time of purchase and to provide the account numbers, names and relationships of each person to me.

___________________________________________________
Fund Account Title        Fund Account Number

*1 Before making an initial investment by wire, you must be assigned an account number by calling (800) 662-0201. Then have your local bank wire your funds to: United Missouri Bank, N.A., ABA # 10-10-00695 for credit to FPS Services, Inc. AC # 98-7037-071-9 (The Timothy Plan). Be sure to include your name and account number on the wire.

*2 (Joint ownership with rights of survivorship unless otherwise noted).

6. SYSTEMATIC WITHDRAWAL PLAN ($10,000 minimum necessary) See page XX of the Prospectus for more detail.
A check in the amount of $______________________ (minimum $100.00) will be sent to you at your address of record unless otherwise noted.
Please select desired frequency:  [_] Monthly
                [_] Quarterly, in the months of __________, __________,
                __________, and __________.
                [_] Semi-Annual or Annual, in the month(s) of __________,
                __________, or __________.

To send cash distributions via the Automated Clearing House System ("ACH"), please contact the Fund at (800) TIM-PLAN to obtain the proper form(s).

7.   TELEPHONE PRIVILEGES  See page XX of the Prospectus for more detail.
     [_] REDEEM SHARES BY TELEPHONE

I (we) authorize FPS Services, Inc. to honor telephone instructions for my (our) account which I (we) understand the proceeds of which will be mailed only to the address of record or wired to the bank specified below. Neither the Fund or FPS Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check on your account if the bank option is chosen.

--------------------------------------------------------------------------------
     Name of Bank                            City  State

-------------------              -----------------------------------------------
Bank Routing Number                      Account Number          [_] Checking

8. AUTOMATIC INVESTMENT PLAN (For this option - please complete and send in form on pages XX and XX of the Prospectus).

9.   SIGNATURE AND CERTIFICATION  (This Section must be completed by INDIVIDUAL,
                                                ----
JOINT and CUSTODIAL accounts). THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING; "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME),, AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX [ ]. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING. RECEIPT OF CURRENT PROSPECTUS IS HEREBY ACKNOWLEDGED. Receipt of current prospectus is hereby acknowledged.

-----------------------------------------------------     ------  ------  ------
Signature    [_] Owner  [_] Custodian  [_] Trustee
        Date

-----------------------------------------------------     ------  ------  ------
Signature of Joint Owner (if applicable)                             Date

10.RESOLUTIONS  (This Section must be completed by CORPORATIONS, PARTNERSHIPS,
                              ----
TRUSTS and OTHER ORGANIZATIONS).

RESOLVED: That this corporation or organization become a shareholder of the Timothy Plan (the "Fund) and that _______________________________ is (are)
authorized to complete and execute the Application on behalf of the corporation or organization and take any action for it as may be necessary or appropriate with respect to its shareholders account(s) with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint FPS Services, Inc. as redemption agent of the corporation for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares or to otherwise implement the privileges elected on the application.

11. CERTIFICATE  (This Section must be completed by CORPORATIONS, PARTNERSHIPS,
                               ----
TRUSTS and OTHER ORGANIZATIONS). I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the:

________________________________________incorporated or formed under the laws of
 (Name of Corporation)

__________________________ and were adopted at a meeting of the Board of
   (state)
Directors or Trustees of the organization or corporation duly called and held on

________________ at which a quorum was preset and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing
resolutions.          NAME                                       TITLE

                 _____________________________       ___________________________

                 _____________________________       ___________________________

Witness my hand and the seal of the corporation or organization this ___________ day of _______________________, 19 ______.

____________________________________
*Secretary-Clerk
____________________________________
Other Authorized Officer (if required)

* If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                     AUTOMATIC INVESTMENT PLAN APPLICATION
--------------------------------------------------------------------------------

                               HOW DOES IT WORK?

1. FPS Services, Inc., through our bank, United Missouri Bank KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.

2. Choose any amount ($100 or more) that you would like to invest regularly and your debit for this amount will be processed by FPS Services, Inc. as if you had written a check yourself.

3. Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?

1. Complete the forms and the Fund Application Form if you do not already have an existing account.

2. Mark one of your personal checks or deposit slips VOID, attach it to the forms below and mail to FPS Services, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903

3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capabilities. We cannot guarantee acceptance by your bank.

4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.

______________________________________________________________________

                     AUTOMATIC INVESTMENT PLAN APPLICATION

TO:  FPS Services, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-0903

Please start an Automatic Investment Plan for me and invest____________________
                                                             ($100 or more)

on the [_] 10th    [_] 15th    [_] 20th of each month,

in shares of THE TIMOTHY PLAN - [_] CLASS A OR [_] CLASS B. (Please check one).

Check one:

[_]  I am in the process of establishing an account.
or
[_]  My account number is: _______________________________________

__________________________________________________________________
Name as account is registered

__________________________________________________________________
Street

__________________________________________________________________
City                    State                   Zip + ext.

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, FPS Services, Inc. may discontinue this service and any share purchase made upon deposit of such debit may be canceled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30-days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

     Signature(s):  _______________________________

                    _______________________________

                     AUTOMATIC INVESTMENT PLAN APPLICATION
--------------------------------------------------------------------------------


TO:_______________________________            __________________________________

   Name of Your Bank                        Bank Checking Account Number

   ____________________________________________________________________
        Address of Bank or Branch Where Account is Maintained

As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., United Missouri Bank KC NA and payable to "THE TIMOTHY PLAN - CLASS A or CLASS B".

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debit.

I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

DEPOSITOR'S ___________________________________________________________
             Signature of Bank Depositor(s) as shown on bank records.

NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service.

--------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

TO:  The bank named above

So that you may comply with your Depositor's request and authorization, THE TIMOTHY PLAN agrees as follows:

1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by FPS Services, Inc. to the order of THE TIMOTHY PLAN designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss. THE TIMOTHY PLAN will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

2. To refund to you any amount erroneously paid by you to FPS Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.

                                               ----------------------------
TIMOTHY PLAN(R)                                BROKER DEALER:_____________
                                               REGISTERED REP:____________
                                               BRANCH #:___  REP #:_______
CLASS A AND CLASS B                            BRANCH NAME:_______________
Request for Transfer                           BRANCH ADDRESS:____________
                                               PHONE NUMBER: ( ) -  Ext:
                                               ----------------------------
MAIL TO:

FPS SERVICES, INC. P O BOX 61503, KING OF PRUSSIA, PA 19406-0903

1.    INVESTOR INFORMATION

--------------------------------------------------------------------------------
      First Name                   Middle Initial                Last Name

--------------------------------------------------------------------------------
      Street Address

------------------------------------------       -------    --------    --------
      City                                         State    Zip Code  Zip Extend

--------------------------------------------------------------------------------
   Social Security Number          Date of Birth            (Area Code)

--------------------------------------------------------------------------------
Residence Telephone Number       (Area Code)        Business Telephone Number

2.   PREVIOUS INVESTMENT FIRM

--------------------------------------------------------------------------------
      Name of Previous Firm

--------------------------------------------------------------------------------
      Address

-----------------------------------------        -------------------------------
      Investor's Name                                       Account Number

Type of Account:  [_] Individual   [_] Joint         [_] UGMA                            [_] Trust

Type of Assets:   [_] Mutual Fund  [_] Money Market  [_] CD  (Immediately/At Maturity)   [_] Securities

 3.  AMOUNT TO BE TRANSFERRED TO THE TIMOTHY PLAN

     [_] Liquidate all assets from the above account and transfer the proceeds.

     [_] Liquidate $_________________________ from the above account and transfer the proceeds.


 4.  TRANSFER INSTRUCTIONS

     Make check payable to: The Timothy Plan [_] Class A or [_] Class B. You must indicate which class of shares in which you wish to invest. (Please check one.)
     Mail to:  Post Office Box 61503, King of Prussia, PA 19406-4902.

 5.  INVESTOR'S AUTHORIZATION


______________________________    ______    ______   _____  ____________________
   Signature of Participant                     Date        Signature Guarantee

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                     NOTES

                                INVESTMENT ADVISOR
                              Timothy Partners, Ltd.
                            1304 West Fairbanks Avenue
                              Winter Park, FL  32789

                                INVESTMENT MANAGER
                                Awad & Associates
                                477 Madison Avenue
                               New York, NY  10022

                                   UNDERWRITER
                              Timothy Partners, Ltd
                            1304 West Fairbanks Avenue
                              Winter Park, FL 32789

                               SHAREHOLDER SERVICES
                                FPS Services, Inc.
                                3200 Horizon Drive
                          King of Prussia, PA 19406-0903

                                    CUSTODIAN
                               The Bank of New York
                                  48 Wall Street
                               New York, NY  10286


                                  LEGAL COUNSEL
                                Pepper, Hamilton LLP
                              3000 Two Logan Square
                              18th and Arch Streets
                           Philadelphia, PA  19103

                                     AUDITORS
                               Tait, Weller & Baker
                                 Two Penn Center
                                    Suite 700
                           Philadelphia, PA  19102-1707


         For Additional Information About The Timothy Plan, Please Call:
                                  (800) TIM-PLAN

               Visit The Timothy Plan web site on the Internet at:
                               WWW.TIMOTHYPLAN.COM

                                PROSPECTUS FOR
                       THE TIMOTHY PLAN VARIABLE SERIES
                                  MAY 1, 1998


________________________________________________________________________________
                                Distributed By:
Timothy Partners, Ltd., 1304 West Fairbanks Avenue, Winter Park, Florida  32789
                                 (800) 846-7526
________________________________________________________________________________

THE TIMOTHY PLAN (the "Trust") is an open-end diversified management investment company. The Trust was organized as a series Delaware business trust and currently offers shares of two series, designed to offer investors investment opportunities that best meet their needs. This Prospectus pertains only to The Timothy Plan Variable Series (the "Fund") of the Trust.

The Fund is intended to be a funding vehicle for variable annuity contracts ("VA Contracts") offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurance Company").

The primary objective of the Fund is long-term capital growth and the secondary objective is current income. The Fund seeks to achieve its objectives by investing in securities issued by companies which, in the opinion of the Fund's advisor, conduct business in accordance with the stated philosophy and principles of the Fund (See "Investment Objectives and Policies"). There is no assurance that the Fund's objectives will be achieved.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing in the Fund through a VA Contract offered by the Insurance Company. Investors should read and retain this Prospectus for future reference.

More information about the Fund has been filed with the U.S. Securities and Exchange Commission, and is contained in the "Statement of Additional Information" dated May 1, 1998, as amended from time to time, which is available at no charge upon request to the Fund. The Fund's Statement of Additional
Information is incorporated herein by reference.   The Statement of Additional
Information, material incorporated by reference into this Prospectus, and other information regarding the Fund are maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http:
//www.sec.gov).

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES
  AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

 SHARES OF THE FUND MAY BE PURCHASED ONLY BY THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES, FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS. THE FUND MAY
  NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS.  PLEASE
    CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY. IF THE FUND IS NOT AVAILABLE IN YOUR STATE, THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.
    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT OF THE SPECIFIC INSURANCE PRODUCT, WHICH ACCOMPANIES THIS
                                  PROSPECTUS.


              Visit The Timothy Plan web site on the Internet at:
                              WWW.TIMOTHYPLAN.COM

                               TABLE OF CONTENTS

                                                            PAGE
Prospectus Summary.....................................

The Fund...............................................

Investment Objectives and Policies.....................

Risk Factors...........................................

Investment Restrictions................................

Management of the Fund.................................

Purchases and Redemptions of Shares....................

Shares of Beneficial Interest..........................

Dividends, Distributions and Taxes.....................

Determination of Net Asset Value.......................

Performance............................................



  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

================================================================================

                               PROSPECTUS SUMMARY


THE FUND THE TIMOTHY PLAN VARIABLE SERIES (the "Fund") is a separate series of The Timothy Plan (the "Trust"), an open-end, diversified management investment company established as a series Delaware business trust. The Fund is designed to provide an investment vehicle for variable annuity contracts ("VA Contracts") offered by the Annuity Investors Life Insurance Company (the "Insurance Company").

INVESTMENT   The primary objective of the Fund is long-term capital growth and
OBJECTIVES   the secondary objective is current income. The Fund seeks to achieve its objectives while abiding by the ethical standards established for investments by the Fund. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.

INVESTMENT   The Fund invests in securities issued by companies which, in the
POLICY       opinion of the Fund's advisor, conduct business in accordance with certain ethical standards. This policy precludes the investment in securities of companies involved in the businesses of alcohol production, tobacco production, or casino gambling, or which are directly or indirectly involved in pornography or abortion. The securities in which the Fund shall be precluded from investing, by virtue of the Fund's ethical standards, are referred to as the "Excluded Securities."

INVESTMENT   Timothy Partners, Ltd. ("TPL") is the Fund's investment advisor and
ADVISOR      Awad & Associates (the "Investment Manager"), a division of Raymond
             & James, Inc. is the Fund's investment manager

DISTRIBUTOR  TPL is also the distributor and underwriter of the Fund's shares.

PURCHASES    Purchases and redemptions of shares may be made only by the
AND          Insurance Company for its separate accounts at the direction of VA
REDEMPTIONS  Contract owners. Please refer to the prospectus of your VA Contract for information on how to direct investments in, or redemptions from, the Fund and any fees that may apply.


             The above information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

THE TIMOTHY PLAN (the "Trust") is an open-end, diversified management investment company commonly known as a mutual fund. The Trust was established as a series Delaware business trust on December 16, 1993. The Trust currently offers two series of shares: The Timothy Plan and The Timothy Plan Variable Series. This Prospectus only pertains to The Timothy Plan Variable Series (the "Fund"). Shares of the Fund are offered only for the purpose of funding variable annuity contracts ("VA Contracts") offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurance Company").


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

Set forth below are the investment objectives and policies of the Fund. The investment objectives of the Fund are considered fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its objectives.

The Fund's primary objective is long-term capital growth, with a secondary objective of current income. The Fund shall seek to achieve its objectives while abiding by ethical standards established for investments by the Fund. Those standards preclude the investment in securities of companies involved in the businesses of alcohol production, tobacco production, or casino gambling, or which are directly or indirectly involved in pornography or abortion. The securities in which the Fund shall be precluded from investing, by virtue of the Fund's ethical standards, are referred to as the "Excluded Securities."

The Fund will invest most of its assets in common stocks and American Depository Receipts ("ADDS"), although it may also invest in other types of securities including securities convertible into common stocks and common stock equivalents (including rights and warrants), preferred stocks, short-term U.S. Government securities, and/or other high-quality, short-term debt securities (commercial paper, repurchase agreements, bankers' acceptances, certificates of deposit and other fixed income securities (non-convertible and convertible bonds, debentures and notes issued by U.S. corporations and certain bank obligations and participations). High-quality debt securities are those that are rated Aa or better by Moody's, or AA or better by Standard & Poor's, or that are of comparable quality. See "Risk Factors" herein, and the Statement of Additional Information for information relating to these securities. While it is the Fund's policy to seek long-term investments, changes will be made whenever management believes that such changes will strengthen the Fund's investments and realization of its objectives. The Fund will pursue its objectives by investing a major portion of its assets in securities of companies which offer prospects for growth of capital in accordance with the portfolio investment techniques described below.

The Fund seeks to achieve its investment objectives by investing primarily in common stocks and ADDS, while foregoing investments in the Excluded Securities. Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., serves as sub-investment advisor to Timothy Partners, Ltd. (the "TPL") and will select the investments for the Fund, but will not invest in securities which TPL determines are Excluded Securities. TPL has instructed the Investment Manager to avoid investment in any company directly involved in the business of alcohol production, tobacco production, or casino gambling. In addition, TPL will compile and maintain a list of companies that it determines, by using information collected by and published by three Christian ministries, participate directly or indirectly in either pornography or abortion. TPL will use its best judgement in determining which companies, through their corporate practices in either of these two areas, need to be placed on the Excluded Securities list. TPL also reserves the right to exercise its best judgment to exclude investment in other companies whose corporate practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic traditional Judeo Christian values.

The three Christian ministries that publish information that TPL will utilize in identifying companies directly or indirectly involved in pornography or abortion are as follows: (1) The American Family Association (to identify companies engaged in pornography); (2) Pro Vita Advisors (to identify companies that directly and indirectly participate in abortion); and (3) Life Decisions International (to identify companies that indirectly support abortion causes through corporate funding programs). TPL retains the right to change the ministries whose information it reviews, at its discretion.

After eliminating the Excluded Securities, the Investment Manager will construct a portfolio of investments to produce the highest possible risk-adjusted return on investment as is consistent with the Fund's objectives and policies.

The Fund will invest primarily in a diversified portfolio of equity securities of companies whose market capitalizations exceed $200 million, and whose securities trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Since the Fund is an equity fund, the Investment Manager seeks investments that show the greatest potential for growth, with income as a secondary factor. Therefore, these companies may or may not pay dividends.

Potential equity investment candidates will be analyzed to determine their ability to repay all fixed debt obligations (including certain "off balance sheet debts" such as operating lease obligations and unfunded pension liabilities) from their historical level of net investment income within a reasonable time period, generally less than five years. Securities are typically sold when an appreciation objective is met. The Fund may invest up to 30% of its assets in cash or debt securities. Although the Investment Manager does not utilize a market timing strategy, if market conditions are viewed to require that the Fund take a temporary defensive position, the Fund may invest up to 100% of its assets in (I) debt securities issued by the U.S. Government, its agencies or instrumentalities, (ii) commercial paper, or (iii) certificates of deposit and bankers' acceptances with respect to any of the foregoing investments. The Fund may also invest in such securities pending the investment of the proceeds of certain sales of portfolio securities and at such other times when suitable equity securities are not available. It is impossible to predict whether, or for how long, the Fund will use any such temporary defensive strategies.

TPL will attempt to monitor and respond to changes in business policies within the companies selected for investment. It is possible that securities in which the Fund has invested may become Excluded Securities. In such event, the Fund will sell its position in those securities subject to general market considerations.


--------------------------------------------------------------------------------
                                  RISK FACTORS
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS OF THE FUND.   The ethical standards established for
investments by the Fund limit the pool of securities from which investment securities may be selected by the Investment Manager. Although TPL believes the Fund's investment objective of long-term capital growth can be achieved notwithstanding the effect of the Fund's ethical standards, this objective may be affected by the limitations imposed by TPL, in eliminating the Excluded Securities as potential investments.

ADVISOR AND INVESTMENT MANAGER.   The principals of the managing general partner
of TPL have been engaged in various aspects of the retail brokerage and financial advisory business for over 20 years. The Investment Manager has advised individuals, pension funds, trusts and institutions. Awad & Associates, a division of Raymond James & Associates, Inc., currently manages approximately $960 million in these accounts. The Investment Manager currently serves as co-investment advisor to two other investment companies: Heritage Series Trust:
Heritage Small Cap Stock Fund and the Calvert New Visions Small Cap Fund . TPL has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994), but has not previously served as investment advisor to any other investment company.

PORTFOLIO TURNOVER.   It is anticipated that the annualized portfolio turnover
rate for the Fund generally will not exceed a range of 50% to 75%, and may be lower than 50%, during most periods. High portfolio turnover involves additional transaction costs (such as brokerage commissions) which are borne by the Fund, and might involve adverse tax effects. (See "Dividends, Distributions and Taxes").

RISKS OF CERTAIN FIXED INCOME SECURITIES

INTEREST BEARING DEBT INSTRUMENTS.   The market value of interest-bearing debt
securities, if and when held by the Fund, is affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of such a security. In addition, changes in an issuer's ability to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

MONEY MARKET SECURITIES.   The Fund will select money market securities for
investment when such securities offer a current market rate of return which the Fund considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of creditworthiness set by the Fund. The money market securities in which the Fund may invest are repurchase agreements, certificates of deposit, U.S. Government securities, commercial paper and securities of money market mutual funds.

Although the Fund intends to invest primarily in common stocks, common stock equivalents, and ADDS, the Fund may invest up to 30% of its assets directly in money market securities whenever deemed appropriate to achieve the Fund's investment objectives. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the U.S. Government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Fund will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than are those with longer maturities.

Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are generally limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least $100 million dollars ("Domestic Banks") and domestic branches of foreign banks (limited to institutions having total assets not less than $1 billion or its equivalent).

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

REPURCHASE AGREEMENTS.   Under a repurchase agreement the Fund acquires a debt
instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and report to the Market Reports Division of the Federal Reserve Bank of New York and, in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the United States. A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week). At no time will the Fund invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at least equal 102% of the dollar amount to be paid to the Fund under each agreement at its maturity, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund also may not be able to substantiate its interests in the underlying securities. While management of the Fund acknowledges these risks, it is expected that such risks can be controlled through stringent security selection and careful monitoring procedures. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements and any other illiquid assets. For purposes of the diversification test for qualification as a regulated investment company under the Internal Revenue Code (the "Code"), Repurchase Agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counter-party to the Repurchase Agreements.

SMALL-CAP INVESTMENTS. The Fund may invest in small capitalization companies, which may offer greater opportunities for growth of capital than investments in larger, more established companies. However, investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Fund may not be appropriate for all investors.


--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions set forth below have been adopted by the Fund as fundamental policies, to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The investment restrictions specifically provide that the Fund will not:

     (a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     (b) purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class;

     (c) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes as previously outlined in "Investment Objectives and Policies;"

     (d) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations;

     (e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objectives and policies; or (ii) by investment in repurchase agreements (See "Investment Objectives and Policies");

     (f) invest in securities of any company if, any officer or trustee of the Fund or TPL owns more than 0.5% of the outstanding securities of such company and such officers and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company;

     (g) borrow money, except the Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or
     (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowing exceeds 5% of the value of the Fund's total assets, the Fund will not purchase securities. Interest paid on borrowing will reduce net income;

     (h) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions; or

     (i) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, or in repurchase agreements maturing in more than seven days, if all such securities would constitute more than 10% of the Fund's net assets.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
-----------------

The members of the Fund's Board of Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund. The Statement of Additional Information contains more information regarding officers and Trustees.

INVESTMENT ADVISOR
------------------

Timothy Partners, Ltd. ("TPL") is a Florida limited partnership organized on December 6, 1993. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Fund. TPL approves the portfolio of securities selected by the Investment Manager (See "Investment Manager" below). To determine which securities are Excluded Securities with respect to abortion and pornography, TPL consults with three Christian ministries on these issues: The American Family Association (pornography), Pro Vita Advisors (direct and indirect participation and involvement in abortion) and Life Decisions International (indirect participation in abortion through corporate funding programs). TPL retains the right to change the ministries whose information it reviews, at its discretion.

For its services, TPL is paid an annual fee equal to 1.0% of the Fund's average daily net assets. This fee is subject to certain voluntary reductions in fees paid by the Fund. A portion of the advisory fee is paid by TPL to: (i) the Investment Manager for assisting in the selection of portfolio securities for the Fund and (ii) Covenant Financial Management ("CFM") as reimbursement for certain expenses related to the daily operations of the Fund performed by CFM. In addition, this fee also covers the cost of postage, materials and handling of the fulfillment function of processing prospectus requests as well as other sundry marketing and general administration expenses. The fee payable to and services provided by the Investment Manager are described under the heading "Investment Manager" below. The fee payable to and services provided by CFM are described at the end of this section. TPL's fee is higher than that charged by other funds, but is comparable to fees charged by funds with similar investment objectives. TPL has offices located at 1304 West Fairbanks Avenue, Winter Park, FL 32789.

Arthur D. Ally, the President, Chairman and Trustee of the Fund, is President and a 70% shareholder of Covenant Funds, Inc. ("Covenant"), which is the managing general partner of TPL, located at 1304 West Fairbanks Avenue, Winter Park, FL 32789. Mr. Ally is also an individual general partner of TPL. Neither TPL nor its managing general partners previously has served as an advisor to any other registered investment company, but TPL has served as investment advisor exclusively to the Fund since the Fund's commencement of operations (March 21, 1994). Prior thereto, Mr. Ally had extensive securities industry experience having served as either financial consultant or branch manager for three securities firms over the previous seventeen years: Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be used by the Investment Manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person to the Fund will receive any benefit from any of these transactions.

TPL and CFM have entered into an agreement dated February 23, 1994, as amended April 23, 1996, whereby TPL pays CFM for certain overhead expenses related to the daily operations of the Fund that CFM carries out. These expenses include: salary of administrative personnel, cost of preparation of shareholder fulfillment kits, cost of phone lines and office space, and cost of postage and supplies. The annual fee is an amount to cover CFM's costs in providing services to TPL, payable by TPL on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and shareholder of 100% of CFM.

Certain administrative and recordkeeping services that would otherwise be performed by the Advisor or its service providers may be performed by the Insurance Company. The Advisor or its service providers may make payments to the Insurance Company to defray the cost of providing these types of services of variable Fund Services.

INVESTMENT MANAGER
------------------

Awad & Associates (the "Investment Manager"), a division of Raymond James & Associates, Inc., serves as the investment manager pursuant to a sub-investment advisory agreement among the Fund, Timothy Partners, Ltd. and Awad & Associates, dated January 1, 1997.

The Investment Manager has offices at 477 Madison Avenue, New York, New York 10022. The Investment Manager is a joint venture between James D. Awad, a twenty-nine year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. The Investment Manager has been retained by TPL pursuant to a sub-investment advisory agreement to assist in the selection and management of the Fund's investment securities and prepare the portfolio of securities of selected issuers with business practices that meet the objectives and policies of the Fund. TPL reviews the portfolio to insure compliance with the Fund's ethical standards.

The Investment Manager's investment policy committee, comprised of James D. Awad, Dan Veru and Carol Egan, is responsible for the day-to-day management of the Fund's portfolio. James Awad is the senior investment officer of the Investment Manager. Mr. Awad has been in the investment business part-time since 1965 and full-time since 1969, focusing on research and portfolio management. Prior to forming Awad & Associates, he was President of BMI Capital, a successful money management firm he founded. In addition, Mr. Awad managed assets at Neuberger & Berman, Channing Management and First Investment Corp. The Investment Manager managed approximately $960 million in assets at December 31, 1997 for clients on a separate account basis utilizing the same investment methodology that it will employ for the Fund.

The Investment Manager effects portfolio transactions for the Fund. In this regard, the Investment Manager will be governed by the policies set forth under "Investment Objectives and Policies".

For its services, the Investment Manager is paid an annual fee by TPL equal to 0.42% of the average daily net assets of the Fund with respect to the first $10 million in assets; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

The Investment Manager currently serves as co-investment advisor to two other investment companies: Heritage Series Trust: Heritage Small Cap Stock Fund and the Calvert New Visions Small Cap Fund. At January 1, 1998, Awad & Associates managed $158 million in net assets of Heritage Small Cap Stock Fund and received an advisory fee of 0.50% of its average daily net assets with respect to the first $50 million in assets and 37.5% thereafter. As of the same date, Awad & Associates managed $90 million in net assets of the Calvert New Vision Small Cap Fund and received an advisory fee of 0.40% of its average daily net assets.

INVESTMENT MANAGER'S HISTORICAL PERFORMANCE
-------------------------------------------

Set forth below are certain performance data provided by the Investment Manager relating to the composite of separately managed equity accounts of clients of the Investment Manager. These accounts have substantially similar investment objectives and policies as the Fund's and they are managed using substantially similar investment strategies and techniques as those employed by the Fund. It is important to note that these returns do not take into account the effects of the Fund's moral screening restrictions. The Investment Manager believes that its philosophy as a small capitalization, value-oriented investor would tend to eliminate from its investment portfolio the securities of companies directly involved in alcohol production, tobacco production or casino gambling, companies which would most likely have too large a capitalization and which would be much more mature and seasoned than the companies customarily acquired for the Investment Manager's core portfolio. Based upon the foregoing, the Investment Manager estimates that if the screening criteria that will be used in managing the Fund (using data available as of December 31,1996) had been applied with respect to the accounts included below, an insignificant percentage of the investments in the accounts at any one time over the 11-year period ended December 31, 1996 would have been prohibited investments, and the differential in performance would have been immaterial. It cannot be determined that future holdings of the Fund would be substantially identical to those in the otherwise similar accounts managed by the Investment Manager.

These performance figures include the results of accounts exclusively managed by the Fund's portfolio manager, Jim Awad, while he was employed at a previous firm, BMI Capital, for the period from 1/1/86 through 3/12/92. These results are shown net of management fees and commissions. The results presented from 3/13/92 forward represent only those accounts managed exclusively by Jim Awad at Awad & Associates through Raymond James & Associates, and these results are shown net of the highest wrap fee applicable to the accounts (which includes management fees and commissions). The results presented also include the performance of The Timothy Plan-Class A and Class B Shares, the other series of the Trust, which invests in a substantially similar portfolio as the Fund. These figures are a time-weighted average for the entire period, all of which would not be duplicated in any individual account and would not necessarily result in the same return for the investors. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The performance presented does not represent the historical performance of the Fund and is not indicative of the Fund's future performance.

Source:  All performance data was supplied by TPL and the Investment Manager.

             COMPOSITE PAST PERFORMANCE OF     PAST PERFORMANCE OF        PAST PERFORMANCE OF
THROUGH    AWAD & ASSOCIATES AND BMI CAPITAL     THE TIMOTHY PLAN          RUSSELL 2000 INDEX
-------    ---------------------------------     ----------------          ------------------
                                               CLASS A        CLASS B
                                               _______        _______
1997                    25.69%                 14.67%         15.50%               22.36%
1996                     15.4%                  6.40%          6.98%                16.5%
1995                     45.7%                  1.99%         -5.46%                28.5%
1994                      2.4%                 -8.19%           N/A                 -1.9%
1993                     10.3%                   N/A            N/A                 18.9%
1992                     13.3%                   N/A            N/A                 18.4%
1991                     39.8%                   N/A            N/A                 46.0%
1990                    -13.2%                   N/A            N/A                -19.5%
1989                      9.7%                   N/A            N/A                 16.2%
1988                     26.0%                   N/A            N/A                 24.9%
1987                     -5.4%                   N/A            N/A                -10.8%
1986                     17.6%                   N/A            N/A                  4.0%

ANNUALIZED RETURNS THROUGH DECEMBER 31, 1997
--------------------------------------------
One Year                 25.69%                19.67%         15.50%                22.36%
Three Years              28.18%                11.68%           N/A                 22.33%
Five Years               17.07%                  N/A            N/A                 16.41%
Ten Years                16.32%                  N/A            N/A                 15.76%

NOTES:
------
      1:  "Fund Performance" relates to the Institutional Class and Retail Class
      --
      shares of the series of the Trust known as The Timothy Plan. Effective September 26, 1997, the Institutional Class and Retail Class shares were redesignated as Class A and Class B, respectively.

      2: The annualized return is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute and the Investment Council Association of America. Market value of the accounts was derived from the sum of the accounts' total assets, including cash, cash equivalents, short-term investments and securities valued at current market prices.

      3:  The Russell 2000 Index is an unmanaged index of common stock prices
      --
      comprised of the smallest 2000 stocks in the Russell 3000 Index, which is an annual ranking of 3000 common stocks by market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is generally considered representative of securities similar to those invested in by the Investment Manager for the purpose of the composite performance numbers set forth above.

      4: The Investment Manager's average annual management fee while at BMI
      --
      Capital over the period 1/1/82 -3/12/92 was 1% or 100 basis points. During this period, fees on the Investment Manager's individual accounts ranged from 0.5% to 1% (50 basis points to 100 basis points). The Investment Manager's performance figures reported are net of commissions and management fees.

      5:  The Composite Past Performance of Awad & Associates reported in the
      --
      preceding table for the period 3/13/92 -- 12/31/97 were based on a universe of "wrap fee" accounts managed for various broker/dealers which are coordinated through Raymond James & Associates. The total value of these accounts at 12/31/97 was approximately $197 million out of a total client base of $960 million. The performance figures in the table represent all accounts that were managed with investment strategies and objectives substantially similar to those of the Fund. The performance figures are shown net of the highest wrap fee applicable to the accounts (which includes all management fees and commissions paid to Raymond James & Associates). The performance figures reported are net of those wrap fees.

UNDERWRITER
-----------

Timothy Partners, Ltd. ("TPL") 1304 West Fairbanks Avenue, Winter Park, Florida, was engaged pursuant to an agreement effective July 1, 1997 to act as underwriter for the Fund. The purpose of acting as underwriter is to facilitate the registration of shares of the Fund under state securities laws and to assist in the sale of shares. TPL also acts as investment advisor for the Fund. TPL is not compensated for providing underwriting services to the Fund.


ADMINISTRATOR
-------------

FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, is the Fund's administrator pursuant to an Administration Services Agreement (the "Agreement") with the Fund dated January 19, 1994, as amended February 23, 1996.

The services FPS provides to the Fund include: considering and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements, and other documents; and responding to shareholder inquiries.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING/PRICING AGENT
-----------------------------------------------------------
The Bank of New York, 48 Wall Street, New York, New York 10286, is custodian for the securities and cash of the Fund.

FPS serves as the Fund's transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. Shareholder inquiries should be directed to the transfer agent at (800) 662-0201.

FPS also performs certain accounting and pricing services for the Fund. This includes the daily calculation of the Fund's net asset value.

EXPENSES
--------

The Fund is responsible for the payment of its expenses, other than those borne by TPL. These expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants; (c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the fees of any trade association of which the Fund is a member; (f) the cost of stock certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the U.S. Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (I) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (j) state filing fees; and (k) compensation for employees of the Fund.


--------------------------------------------------------------------------------
                      PURCHASES AND REDEMPTIONS OF SHARES
--------------------------------------------------------------------------------

Purchases and redemptions of shares may be made only by Insurance Company for its separate accounts at the direction of VA Contract owners. Please refer to the prospectus of your VA Contract for information on how to direct investments in or redemptions from the Fund and any fees that may apply. Generally, the Insurance Company places orders for shares based upon payments and withdrawal requests received from VA Contract owners during the day and places an order to purchase or redeem the net number of shares by the following morning. Orders are usually executed at the net asset value per share determined at the end of the business day that a payment or withdrawal request is received by the Insurance Company. There are no sales or redemption charges. However, certain sales or deferred sales charges and other charges may apply to your VA Contract. Those charges are disclosed in the separate account prospectus. The Trust reserves the right to suspend the offering of Fund shares, or to reject any specific purchase order.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Redemption proceeds will normally be wired to the Insurance Company on the next business day after receipt of the redemption instructions by the Fund, but in no event later than 7 days following receipt of instructions. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange ("NYSE") is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

If the Trustees determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in-kind of readily marketable securities, from the Fund, within certain limits prescribed by the U.S. Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets into cash.


--------------------------------------------------------------------------------
                         SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

The beneficial interest of the Fund is divided into an unlimited number of shares ("Shares") with a par value of $0.001 each. There are no preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees.


--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

The Fund will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments, and the Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of the Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex-date of the dividend or distribution.

The Fund intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets.

The Fund also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the VA Contract owners should not be subject to federal tax on distributions of dividends and income from the Fund to the Participating Insurance Company separate accounts. VA Contract owners should review the prospectus for their VA Contract for information regarding the tax consequences to them of purchasing a contract or policy.

Under current tax law, dividends or capital gain distributions from the Fund are not currently taxable when left to accumulate within a VA contract. Depending on the VA contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age
9 1/2.

The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify, in part, for the 70% corporate dividends received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporate investor claiming the deduction. The portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions paid by the Fund from long-term capital gains are taxable to those investors who are subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The price of the Fund's shares is the net asset value per share. Net asset value is determined by the Fund as of the close of regular trading on each day that the New York Stock Exchange (NYSE) is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of the Fund's share. The net asset value is determined by the Fund by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

Money market securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60 day period that this amortized cost value does not represent fair market value.

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------


From time to time the Fund (or the Insurance Company) may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including average total return and aggregate annual total return. Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Any fees charged by banks or their institutional investors directly to their customer accounts in connections with investments in the Fund will not be included in the Fund's calculations of total returns.

The Fund may compare its investment performance with appropriate market indices such as the Russell 2000 Index and to appropriate mutual fund indices; and the Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

All data will be based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions and the composition of the investments in the Fund. Investment performance also often reflects the risk associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

TOTAL RETURNS AND YIELDS QUOTED FOR THE FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUND MAY BE PURCHASED ONLY THROUGH VA CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF YOUR VA CONTRACT FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of the Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Fund's performance to that of other mutual funds.

Further information about the performance of the Fund is included in the Fund's Semi-Annual Report dated June 30, 1997 and Annual Report, dated December 31, 1997, which may be obtained without charge by contacting the Fund at (800) TIM-PLAN. Shareholders may obtain current performance information about the Fund by calling (800) TIM-PLAN.

                                     NOTES

                              INVESTMENT ADVISOR
                            Timothy Partners, Ltd.
                          1304 West Fairbanks Avenue
                            Winter Park, FL  32789

                              INVESTMENT MANAGER
                               Awad & Associates
                              477 Madison Avenue
                              New York, NY  10022

                                  UNDERWRITER
                             Timothy Partners, Ltd
                          1304 West Fairbanks Avenue
                             Winter Park, FL 32789

                             SHAREHOLDER SERVICES
                              FPS Services, Inc.
                              3200 Horizon Drive
                        King of Prussia, PA 19406-0903

                                   CUSTODIAN
                             The Bank of New York
                                48 Wall Street
                              New York, NY  10286

                                 LEGAL COUNSEL
                              Pepper Hamilton LLP
                             3000 Two Logan Square
                             18th and Arch Streets
                            Philadelphia, PA  19103

                                   AUDITORS
                             Tait, Weller & Baker
                               Eight Penn Center
                                   Suite 800
                         Philadelphia, PA  19103-2108



        For Additional Information About The Timothy Plan, Please Call:
                                (800) TIM-PLAN

              Visit The Timothy Plan web site on the Internet at:
                              WWW.TIMOTHYPLAN.COM

                      STATEMENT OF ADDITIONAL INFORMATION

                                THE TIMOTHY PLAN


                      THE TIMOTHY PLAN-CLASS A AND CLASS B
                                      AND
                        THE TIMOTHY PLAN VARIABLE SERIES



                                  MAY 1, 1998

--------------------------------------------------------------------------------
                             Timothy Partners, Ltd.
                           1304 West Fairbanks Avenue
                           Winter Park, Florida 32789
                                 (800) 846-7526
--------------------------------------------------------------------------------


This Statement of Additional Information is in addition to and supplements the current Prospectuses of The Timothy Plan (the "Trust"), which currently consists of two separate investment series: THE TIMOTHY PLAN and THE TIMOTHY PLAN VARIABLE SERIES.





THE TIMOTHY PLAN (the "Trust") is an open-end diversified investment company, currently offering two series of shares (collectively, the "Funds"): The Timothy Plan series (referred to herein as the "Timothy Fund") currently offers two classes of shares: Class A (formerly, Institutional Class) and Class B (formerly, Retail Class). The Timothy Plan Variable Series (referred to herein as the "Timothy Variable Fund") is a single class series of the Trust whose shares are only offered to insurance companies for the purpose of funding variable annuity contracts ("VA Contracts") offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurane Company").


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with The Timothy Plan and The Timothy Plan Variable Series Prospectuses. Copies of the Prospectuses may be obtained from the Trust without charge by writing the Trust at 1304 West Fairbanks Avenue, Winter Park, Florida 32789 or by calling the Trust at (800) 846-7526. Retain this Statement of Additional Information for future reference.



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                           Page
THE TIMOTHY PLAN - INVESTMENTS..........................................

INVESTMENT RESTRICTIONS.................................................

INVESTMENT ADVISOR......................................................

INVESTMENT MANAGER......................................................

UNDERWRITER.............................................................

ADMINISTRATOR...........................................................

ALLOCATION OF PORTFOLIO BROKERAGE.......................................

PURCHASE OF SHARES......................................................

     Tax-Deferred Retirement Plans......................................

REDEMPTIONS.............................................................

OFFICERS AND TRUSTEES OF THE TRUST......................................

DISTRIBUTION PLANS......................................................

TAXATION................................................................

GENERAL INFORMATION.....................................................

     Audits and Reports.................................................

     Miscellaneous......................................................

PERFORMANCE.............................................................

     Comparisons and Advertisements.....................................

FINANCIAL STATEMENTS....................................................

                         THE TIMOTHY PLAN - INVESTMENTS


Each Fund seeks to achieve its objectives by making investments selected in
accordance with that Fund's investment restrictions and policies.   Each Fund
will vary its investment strategy as described in that Fund's Prospectus to achieve its objectives. This Statement of Additional Information contains further information concerning the techniques and operations of the Funds, the securities in which they will invest, and the policies they will follow.


THE TIMOTHY FUND issues two classes of shares (Class A and Class B) that invest in the same portfolio of securities. Class A and Class B shares differ with respect to sales structure and 12b-1 Plan expenses.


THE TIMOTHY VARIABLE FUND issues only one class of shares and is intended to be a funding vehicle for variable annuity contracts ("VA Contracts") offered through separate accounts of Annuity Investors Life Insurance Company (the "Insurance Company").


Both Funds have a primary investment objective of long-term capital growth and a secondary objective of current income. The Funds seek to achieve their stated objectives by investing in securities issued by companies which, in the opinion of the Funds' Advisor, conduct business in accordance with the stated philosophy and principles of the Funds. The following information supplements the information provided in each Fund's Prospectus.

COMMON STOCK Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.


PREFERRED STOCK Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Trustees.
Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the Board of Trustees. There is, however, no assurance that dividends will be declared by the Board of Trustees of issuers of the preferred stocks in which the Funds invest.


CONVERTIBLE SECURITIES Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Funds upon conversion of a convertible security will generally be held for so long as the advisor or investment manager anticipates such stock will provide the Funds with opportunities which are consistent with the Funds' investment objectives and policies.


WARRANTS The Funds may invest in warrants, in addition to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's capital stock at a set price for a specified period of time.

AMERICAN DEPOSITORY RECEIPTS The Funds may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are "sponsored" or "unsponsored". "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository. "Unsponsored" ADRs are issued without participation of the issuer of the deposited security. The Funds do not consider any ADRs purchased to be foreign. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. Because each Fund will not invest more than 50% of the value of its total assets in stock or securities issued by foreign corporations, it will be unable to pass through the foreign taxes that Fund pays (or is deemed to pay) to shareholders under the Internal Revenue Code of 1986, as amended (the "Code").


PORTFOLIO TURNOVER It is not the policy of the Funds to purchase or sell securities for short-term trading purposes, but the Funds may sell securities to recognize gains or avoid potential for loss. The Funds will, however, sell any portfolio security (without regard to the time it has been held) when the investment advisor believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. Each Fund presently estimates that its annualized portfolio turnover rate generally will not exceed a range of 50% to 75%, and may be lower than 50%, during most periods. The portfolio turnover rate for the Timothy Fund for the fiscal years ended December 31, 1996 and 1997 was 93.08% and 136.36%, respectively. As of December 31, 1997, the Timothy Variable Fund had not commenced operations and therefore, did not have any portfolio turnover to report. High portfolio turnover would involve additional transaction costs (such as brokerage commissions) which are borne by the Funds, or adverse tax effects. (See "Dividends, Distributions and Taxes" in each Fund's Prospectus.)

                            INVESTMENT RESTRICTIONS


In addition to those set forth in the Funds' current Prospectuses, the Funds have adopted the Investment Restrictions set forth below, which are fundamental policies of each Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of each Fund. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that each Fund will not:

     (1)  issue senior securities;

     (2) engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

     (3) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations;

     (4) invest for the purpose of exercising control or management of another company;

     (5) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

     (6) invest more than 25% of the value of the Fund's total assets in one particular industry, except for temporary defensive purposes;

     (7) make purchases of securities on "margin", or make short sales of securities, provided that the Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith; and

     (8) invest in securities of any open-end investment company, except that the Fund may purchase securities of money market mutual Funds, but such investments in money market mutual Funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended.


So long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing restrictions.

                               INVESTMENT ADVISOR


The Trust has entered into an advisory agreement with Timothy Partners, Ltd.(TPL), effective January 19, 1994, as amended August 28, 1995 and September 1, 1997, for the provision of investment advisory services on behalf of the Timothy Fund, subject to the supervision and direction of the Fund's Board of Trustees. Pursuant to the Investment Advisory Agreement, the Trust is obligated to pay TPL a monthly fee equal to an annual rate of 0.85% of the Timothy Fund's average daily net assets. This fee is higher than that charged by some funds, but is comparable to fees charged by funds with similar investment objectives. The Investment Advisory Agreement specifies that the advisory fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which the Funds' shares are offered for sale.


With respect to the Timothy Fund, for the period March 21, 1994 (commencement of operations) through December 31, 1994 and for the years ended December 31, 1995, 1996 and 1997, advisory fees of $7,938, $41,257, $78,848 and $142,990, respectively, were payable to TPL and TPL reimbursed the Timothy Fund $135,114, $189,534 $194,967, and $193,945, respectively. TPL has voluntarily undertaken to waive its advisory fee and reimburse expenses on behalf of the Timothy Fund to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.35% of the Fund's average daily net assets.


The Trust has entered into an advisory agreement with Timothy Partners, Ltd.
(TPL), effective May 1, 1998 for the provision of investment advisory services on behalf of the Timothy Variable Fund, subject to the supervision and direction of the Fund's Board of Trustees. Pursuant to the Investment Advisory Agreement, the Trust is obligated to pay TPL a monthly fee equal to an annual rate of 1.00% of the Timothy Variable Fund's average daily net assets. This fee is higher than that charged by some funds, but is comparable to fees charged by funds with similar investment objectives.


No advisory fee information is included for the Timothy Variable Fund since this Fund had not commenced operations as of December 31, 1997. TPL has voluntarily undertaken to waive its advisory fee and reimburse expenses on behalf of the Timothy Variable Fund to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.35% of the Fund's average daily net assets.

The Investment Advisory Agreement is initially effective for two years. The Investment Advisory Agreement may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

                               INVESTMENT MANAGER


Pursuant to an agreement between TPL and Awad & Associates (the "Investment Manager"), dated January 1, 1997, as amended May 1, 1998 (the "Sub-Investment Advisory Agreement"), the Investment Manager provides advice and assistance to TPL in the selection of appropriate investments for the Funds, subject to the supervision and direction of the Funds' Board of Trustees. As compensation for its services, with respect to each Fund, the Investment Manager receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.


The Sub-Investment Advisory Agreement is initially effective for two years. The Agreement may be renewed by the parties after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, and only if the terms of renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at the meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment.


Prior to January 1, 1997, TPL paid Systematic Financial Management, L.P. for advice and assistance in the selection of appropriate investments for the Timothy Fund. For the period March 21, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, TPL paid Systematic Financial Management, L.P. sub-advisory fees of $3,969, $20,628 and $46,381, respectively. For the fiscal year ended December 31, 1997, TPL paid Awad & Associates $66,356 for sub-investment advisory services on behalf of the Timothy Fund.

                                  UNDERWRITER


Effective July 1, 1997, Timothy Partners, Ltd. (TPL), 1304 West Fairbanks Avenue, Winter Park, Florida 32789, acts as an underwriter of the Timothy Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Fund's Trustees. TPL is not compensated for providing underwriting services to the Funds.


In that regard, TPL has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to TPL as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained by the Funds.

TPL is a broker/dealer registered with the U.S. Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc.

The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

                                 ADMINISTRATOR

FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, (the "Administrator"), provides certain administrative services to the Trust pursuant to an Administrative Services Agreement.


Under the Administrative Services Agreement, the Administrator: (1) coordinates with the Custodian and Transfer Agent and monitors the services they provide to the Funds; (2) coordinates with, and monitors, any third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Funds for their approval invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.


As compensation for services performed under the Administrative Services Agreement, the Administrator receives a fee payable monthly at an annual rate of 0.15% of the first $50 million in average net assets of the Trust; 0.10% of the next $50 million in average net assets; and 0.05% of average net assets over $100 million. There is a minimum fee of $50,000 per year for the initial series/class of shares issued by the Trust and $12,000 per year for each additional separate series/class of shares. For the period March 21, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995, 1996 and 1997, the Trust paid $39,583, $54,297,
$62,581 and $ 65,386, respectively, for Administration fees.

                       ALLOCATION OF PORTFOLIO BROKERAGE


The Investment Manager, when effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either
(i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Funds or the Investment Manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information on the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Funds' Investment Manager may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the Investment Manager in connection with the Funds. Brokerage may also be allocated to dealers in consideration of the each Fund's share distribution but only when execution and price are comparable to that offered by other brokers. For the fiscal years ended December 31, 1996 and 1997, the Timothy Fund incurred brokerage commissions of $32,684 and $133,628, respectively. No information is provided for the Timothy Variable Fund as that Fund had not commenced operations as of December 31, 1997.


TPL, through the Investment Manager, is responsible for making the Funds', portfolio decisions subject to instructions described in each Fund's Prospectus. The Board of Trustees may however impose limitations on the allocation of portfolio brokerage.


Securities held by one Fund may also be held by the other Fund or other accounts for which TPL or the Investment Manager serves as an advisor, or held by TPL or the Investment Manager for their own accounts. If purchases or sales of securities for a Fund or other entities for which they act as investment advisor or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TPL or Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TPL or the Investment Manager deems the purchase or sale of a security to be in the best interests of one Fund as well as the other Fund or other accounts, they may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Fund or accounts in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.


The Board of Trustees of the Funds periodically reviews the brokerage placement practices of the Investment Manager on behalf of the Funds, and reviews the prices and commissions, if any, paid by the Funds to determine if they were reasonable.


The Investment Manager also may consider sales of the VA Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute transactions for the Timothy Variable Fund. In addition, the Investment Manager may place portfolio trades for both Funds with its affiliated brokers, including Raymond James or its affiliates. As stated above, any such placement of trades will be subject to the ability of the affiliated broker-dealer to provide best execution, the Trust's procedures governing such affiliated trades and the Conduct Rules of the National Association of Securities Dealers, Inc.


                               PURCHASE OF SHARES

THE TIMOTHY FUND
----------------


The shares of the Timothy Fund are continuously offered by the distributor. Orders will not be considered complete until receipt by the distributor of a completed account application form, and receipt by the Custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined net asset value per share, plus the applicable sales load for Class A shares (based upon valuation procedures described in the Prospectus), as of the close of business of the business day on which the completed order is received, normally 4 o'clock p.m. Eastern Time. Completed orders received by the Fund after 4 o'clock p.m. will be confirmed at the next day's price.


TAX-DEFERRED RETIREMENT PLANS (TIMOTHY FUND ONLY)
-------------------------------------------------


Shares of the Timothy Fund are available to all types of tax-deferred retirement plans such as Individual Retirement Accounts (IRA's) , employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. The Timothy Fund sponsors an IRA. Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.


If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into the Timothy Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your contribution and on any income that is earned on that contribution.

The Timothy Fund also sponsors 403(b)(7) Retirement Plans. The Fund offers a plan for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Timothy Fund as a funding medium for a retirement plan for their employees (the "403(b)(7) Plan"). Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal Income tax purposes.


The Timothy Fund also offers a Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested.


All the foregoing retirement plan options require special plan documents. Please call the Timothy Fund at (800) TIM-PLAN (or (800) 846-7526) to obtain information regarding the establishment of retirement plan accounts. In the case of IRAs and 403(b)(7) Plans, Semper Trust Company acts as the plan custodian and charges $12.00 per account in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You should consult with your attorney or other tax advisor for specific advice prior to establishing a plan.


TIMOTHY VARIABLE FUND
---------------------


The Timothy Variable Fund currently only offers its shares to the Annuity Investors Life Insurance Company, but may, in the future, offer its shares to other insurance company separate accounts. The separate accounts invest in shares of the Timothy Variable Fund in accordance with the allocation instructions received from holders of the VA contracts. Shares of the Timothy Variable Fund are sold at net asset value as described in that Fund's Prospectus.


                                  REDEMPTIONS


The redemption price will be based upon the net asset value per share (subject to any applicable CDSC for Class B shares) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption. Class B shares of the Timothy Fund may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased directly from the Timothy Fund.


Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days: (i) for any period during which the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the U.S. Securities and Exchange Commission as a result of which disposal of securities owned by the Funds is not reasonably predictable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or
(iii) for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.


Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Trust, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described under "Determination of Net Asset Value" in the each Fund's prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the a Fund's' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

                       OFFICERS AND TRUSTEES OF THE TRUST

The Trustees and principal executive officers and their principal occupations for the past five years are listed below.


                                                     POSITION AND
                                                     OFFICE HELD WITH         PRINCIPAL OCCUPATION
NAME AND ADDRESS                             AGE     THE REGISTRANT           DURING THE PAST FIVE YEARS
---------------                              ---     ----------------         --------------------------
Arthur D. Ally *                              56     President and            President, Covenant Financial
1304 West Fairbanks Ave                              Trustee                  Management, Inc.
General Winter Park, Florida                                                  (1990-present);
                                                                              Partner, Timothy Partners, Ltd
                                                                              (1993-present)

Joseph E. Boatwright *                        67     Secretary and            Consultant, Greater Orlando Baptist
1410 Hyde Park Drive                                 Trustee                  Assoc. (Ministerial) (1996-present)
Winter Park, Florida                                                          Retired; prior thereto Senior Pastor;

                                                                              Aloma Baptist Church (1970-1996)

Wesley W. Pennington                          67     Trustee                  President, Westwind Holdings, Inc.
442 Raymond Ave.                                                              (Developmental) (1997-present); President
Longwood, Florida                                                             & Sole Shareholder, Weston, Inc., (fabric)
                                                                              treatment)  (1979-1997); Secretary/
                                                                              Treasurer, American Call to Greatness
                                                                              (publishing) (1994-1995); President & Sole
                                                                              Shareholder, Designer Services Group, Inc.
                                                                              (Furniture storage & delivery) (1980-1994)

Jock M. Sneddon *                             50     Trustee                  Physician, Florida Hospital
6001 Vineland Drive                                                           Center (present); prior thereto
Orlando, Florida                                                              President and Director of Sneddon
                                                                              & Helmers M.D. P. A. (1976-1993)

Philip B. Crosby *                            71     Trustee                  Owner and Founder; Career IV, Inc.
P.O. Box 1927                                                                 (lecturing) (1991-present);Founder, Philip
Winter Park, FL                                                               Crosby, Associates, Inc. (1979- 1991
                                                                              and from 1997 - present); Director
                                                                              Security National Bank (banking) 1991-
                                                                              1995): Trustee, Rollins College (education)
                                                                              (1994-present)

Daniel D. Busby, CPA                          56     Trustee                  Partner, Busby, Keller & Co.;
P.O. Box 50188                                                                Consultant to Non-Profit Organizations
Indianapolis, IN                                                              (1997-present)

Scott Fehrenbacher                            38     Trustee                  President, Institute for American
13621 171st N.E.                                                              Values Investing (1996-current); prior
Redmond, WA                                                                   thereto Stockbroker, Linsco/Private Ledger
                                                                              (1990-1996)


* These Trustees and officers are considered "interested persons" of the Funds within the meaning of Section 2(a)(19) of the 1940 Act. The Trustees and officers considered "interested persons" are so deemed by reason of their affiliation with the Funds' investment advisor and as a result of being a Trustee and/or officer of the Funds Mr. Ally is also considered an "interested person" because of his affiliation with TPL, the Fund's principal underwriter.


The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to functions set forth under "Investment Advisor," "Investment Manager," and "Underwriter," review such actions and decide on general policy. Compensation to officers and Trustees of the Funds who are affiliated with TPL is paid by TPL, and not by the Fund. For the fiscal year ended December 31, 1997, the Timothy Fund did not pay compensation to any of its Trustees. In addition, no Trustee served on the Board of Directors of another investment company managed by TPL for the calendar year ended December 31, 199. As of December 31, 1997, the Timothy Variable Fund had not commenced operations and therefore, no compensation was paid to its Board of Trustees.


           DISTRIBUTION PLANS (APPLICABLE ONLY TO THE TIMOTHY FUND)


As noted in the Timothy Fund's Prospectus, each Class of the Timothy Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby the Fund may pay up to a maximum of 0.25% for Class A shares and up to a maximum of 1.00% for Class B shares (of which, up to 0.25% may be service fees to be paid by each respective class of shares to TPL, dealers and others, for providing personal service and/or maintaining shareholder accounts) per annum of its average daily net assets for expenses incurred by the Underwriter in the distribution of the Timothy Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to such class of shares.


Pursuant to the Plans, TPL, as underwriter, is entitled to a reimbursement each month (up to the maximum of 0.25% for Class A shares and 1.00% for Class B shares per annum of average net assets of the Timothy Fund) for the actual expenses incurred in the distribution and promotion of the Timothy Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% for Class A shares or 1.00% for Class B shares per annum will be borne by the TPL without any reimbursement or payment by the Timothy Fund.


Prior to July 1, 1997, FPS Broker Services, Inc. (FPSB) served as the Fund's sole underwriter. For the period ended December 31, 1994 and fiscal year ended December 31, 1995, the Fund reimbursed FPSB $1,985 and $11,606, respectively, for distribution costs incurred by the Fund. For the fiscal year ended December 31, 1996, the Fund reimbursed FPSB $36,568 for distribution costs incurred as follows: $7,063 for printing; $18,465 compensation to underwriters and distribution services; $11,040 compensation to dealers for Class B shares (formerly, the Retail Class). For the period January 1, 1997 to June 30, 1997, the Timothy Fund reimbursed FPSB $32,518 for distribution costs incurred as follows: $10,505 compensation to dealers for Class A shares and $22,522 as compensation to dealers for Class B shares and $2,590 for servicing the Class B shareholder accounts.


Effective July 1, 1997, Timothy Partners, Ltd. (TPL), serves as the Timothy Funds' sole underwriter. For the period July 1, 1997 to December 31, 1997, the Fund reimbursed TPL $58,563 for distribution-related expenses as follows: $.


The Plans also provide that to the extent that the Timothy Fund, TPL, the Investment Manager, or other parties on behalf of the Fund, TPL, the Investment Manager makes payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Underwriter in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Trustees, including the non-interested Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Fund's Board of Trustees, including all of the Trustees who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Fund's Board of Trustees, including a majority of the Trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Trustees on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Trustees of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.


                                   TAXATION


The both Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").


In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.


To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.


As noted in its Prospectus, the Timothy Variable Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Timothy Variable Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of Section 817(h), refer to the respective prospectuses for the VA Contracts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Funds' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on December 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by the Funds may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Funds will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which may qualify for the 70% deduction.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.


Each Class of shares of the Timothy Fund will share proportionately in the investment income and expenses of that Fund, except that each class will incur different distribution expenses.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

                              GENERAL INFORMATION

AUDITS AND REPORTS
------------------


The accounts of the Trust are audited each year by Tait, Weller & Baker of Philadelphia, PA, independent certified public accountants whose selection must be ratified annually by the Board of Trustees.

Shareholders receive semi-annual and annual reports of the Funds, including the annual audited financial statements and a list of securities owned.

MISCELLANEOUS
-------------


As of January 29, 1998, the officers and Trustees, as a group, owned benefically 19,419.952 outstanding voting shares of Class A shares and 559.977 of Class B shares, which in the aggregate amounts to 19,979.929 shares of the Trust.


As of January 29, 1998, no one owned of record or exercised voting control over

5% of the outstanding shares of the Class A or Class B shares of the Trust.







                                  PERFORMANCE


Performance information for the Class A and Class B shares of the Timothy Fund will vary due to the effect of expense ratios on the performance calculations.


Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from the Funds investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, the Funds may include their distribution rates in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.


U.S. Securities and Exchange Commission ("Commission") rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Funds to compute or express performance follows.


As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the Commission formula:

                       P(1+T)/n /= ERV
where:
       P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.

ERV    =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or fractional portion thereof).

    Based on the foregoing calculations, the average annual total return for Class A shares, for the period March 21, 1994 (commencement of operations) through December 31, 1996, and for the one year period ended December 31, 1996 and December 31, 1997, was 4.01% 6.40%% and 14.67%, respectively. The average annual total return for Class B shares, for the period August 25, 1995 (commencement of operations) through December 31, 1996 and for the one year period ended December 31, 1996, and December 31, 1997 was 5.46%, 10.00% and 6.98%, respectively. For the periods March 21, 1994 through December 31, 1997 and the three year period ended December 31, 1997 the average annual total return for the Class A was 8.34% and 7.28%, respectively. For the period August 25, 1995 through December 31, 1997 the average annual total return for Class B was 12.27%. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

COMPARISONS AND ADVERTISEMENTS
------------------------------

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding the Funds may discuss total return for the Funds as reported by various financial publications. Advertisements may also compare total return to total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

     Lipper Mutual Fund Performance Analysis;
     Lipper Mutual Fund Indices;
     CDA Weisenberger; and
     Morningstar

From time to time, the Funds may also include in sales literature and advertising (including press releases) TPL comments on current news items, organizations which violate the Funds' philosophy (and are screened out as unacceptable portfolio holdings), channels of distribution and organizations which endorse the Fund as consistent with their philosophy of investment.


                             FINANCIAL STATEMENTS


The Timothy Fund Financial Statements, including the notes thereto, dated December 31, 1997, which have been audited by Tait, Weller & Baker, are incorporated by reference from the Timothy Fund's 1997 Annual Report to
Shareholders.    There are no Financial Statements for the Timothy Variable Fund
since that Fund had not commenced operations as of December 31, 1997.

                              INVESTMENT ADVISOR
                            Timothy Partners, Ltd.
                          1304 West Fairbanks Avenue
                             Winter Park, FL 32789


                              INVESTMENT MANAGER
                               Awad & Associates
                              477 Madison Avenue
                           New York, New York 10022


                                  UNDERWRITER
                            Timothy Partners, Ltd.
                           1304 West Fairbanks Ave.
                             Winter Park, FL 32789


                             SHAREHOLDER SERVICES
                              FPS Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406


                                   CUSTODIAN
                             The Bank of New York
                                48 Wall Street
                           New York, New York 10286


                                 LEGAL COUNSEL

                              Pepper Hamilton LLP
                             3000 Two Logan Square
                             18th and Arch Streets
                            Philadelphia, PA  19103


                                    AUDITORS

                              Tait, Weller & Baker
                               Eight Penn Center
                                    Suite800
                          Philadelphia, PA  19103-2108

                        POST EFFECTIVE AMENDMENT NO. 76
                    TO REGISTRATION STATEMENT NO. 33-73248
                                 ON FORM N-1A

PART C, OTHER INFORMATION.


Item 24. Financial Statements and Exhibits.

(A)  Financial Statements:


     (1) The Financial Highlights for the Timothy Plan Series of the Trust are included in Part A of this Registration Statement on Form N-1A. The following audited Financial Statements are incorporated by reference in Part B of this Registration Statement on Form N1-A for the periods ended December 31, 1997 (unaudited):


          (i)    Schedule of Investments at December 31, 1997.


          (ii)   Statement of Assets and Liabilities at December 31, 1997.


          (iii) Statement of Operations for the period ended December 31, 1997.


          (iv) Statement of Changes in Net Assets for the year ended December 31, 1997.
          (v)    Notes to Financial Statements.
          (vi)   Financial Highlights.
          (vii)  Report to Financial Accountants.




















     (2) The financial statements of The Timothy Plan Variable Series are not available as the Series did not commence operations as of December 31, 1997.
     (3) All required financial statements are included or incorporated by reference in Parts A and B hereof. All other financial statements and schedules are inapplicable.

(B)  Exhibits:
     (1) Agreement and Declaration of Trust is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(1) to Item 24 as electronically filed on April 26, 1996.
     (2) By-laws of Registrant dated January 19, 1994 is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(2) to Item 24 as electronically filed on April 26, 1996.
     (3)  None
     (4)  Specimen Copy of each security to be issued by the registrant:
          Registrant proposes to maintain investments as non-certificated book entry shares.
     (5)  Investment Advisory Agreements:


          (a)(i) Form of Amendment to Investment Advisory Agreement dated May 1, 1998 between the Registrant and Timothy Partners, Ltd, is filed herewith electronically.


          (a)(ii) Form of Investment Advisory Agreement dated May 1, 1998, between the Registrant on behalf of The Timothy Plan Variable Series, and Timothy Partners, Ltd. dated May 1, 1998 is filed herewith electronically.


          (a)(iii) Amendment dated March 12, 1997 to Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post-Effective No. 6 as Exhibit No. 99(5)(a)(i) to Item 24 as electronically filed on July 18, 1997.


          (a)(iv) Amendment dated August 28, 1995 to Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No. 99(5)(a)(i) to Item 24 as electronically filed on April 26, 1996.

     (a)(vii) Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 4 as Exhibit No. 99(5)(a)(ii) to Item 24 as electronically filed on April 26, 1996.


     (b)(i) Form of Amendment to Sub-Investment Advisory Agreement dated May 1, 1998 between Timothy Partners, Ltd,. Awad & Associates and the Registrant is filed herewith electronically.


     (b)(ii) Sub-Investment Advisory Agreement dated January 1, 1997 among Timothy Partners, Ltd. Awad & Associates and the Registrant is incorporated by reference to Post-Effective Amendment No.5 as
               Exhibit 99(5)(b)(i).

(6)  (a)  DISTRIBUTION AGREEMENT:

     (a)(i) Underwriting Agreement dated July 1, 1997 between the Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post Effective No. 6 as Exhibit No. 99(6)(a)(i) to Item 24 as electronically filed on July 18, 1997.




     (b)  None

(7)  None
(8)  CUSTODIAN AGREEMENT
     (a) Custodian Agreement between Registrant and The Bank of New York, dated November 11, 1994 is incorporated herein by reference to Post-Effective Amendment No. 5.

(9)  OTHER MATERIAL CONTRACTS


     (a)(i) Form of Amendment dated May 1, 1998 to Shareholder Services Agreement dated January 19, 1994 between the Registrant and FPS Services Inc. is filed herewith electronically.


     (a)(ii) Amendment dated February 23, 1996, to Shareholder Services Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No.99(9)(a)(i) to Item 24 as electronically filed on April 26, 1996.


     (a)(iii) Shareholder Services Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99
               (9)(a)(ii) to Item 24 as electronically filed on April 26, 1997.



     (b)(i) Form of Amendment dated May 1, 1998 to Administration Agreement dated January 19, 1994 between the Registrant and FPS Services, Inc. is filed herewith electronically.


     (b)(ii) Amendment dated February 23, 1996, to Administration Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(9)(b)(i) to Item 24 as electronically filed on April 26, 1996.


     (b)(iii) Administration Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(9)(b)(ii) to Item 24 as electronically filed on April 26, 1996.


     (c)(i) Form of Amendment dated May 1, 1998 to Accounting Series Agreement dated February 23, 1996 between the Registrant and FPS Services, Inc., is filed herewith electronically.


     (c)(ii) Accounting Services Agreement dated February 23, 1996 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(9)(c) to Item 24 as electronically filed on April 26, 1996.

     (d)(i) Amendment dated May 1, 1996 to Administrative Agreement dated January 19, 1994 between Registrant and Covenant Financial Management, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (9)(d)(i) to Item 24 as electronically filed on April 26, 1996.

     (d)(ii) Administrative Agreement dated January 19, 1994 between Registrant and Covenant Financial Management, Inc. is incorporated herein by reference to Post Effective.

               Amendment No.4 as Exhibit No.99 (9)(d)(ii) to Item 24 as electronically filed on April 26, 1996.

(10) OPINION AND CONSENT OF COUNSEL AS TO THE LEGALITY OF THE SECURITIES TO BE
     ISSUED:
     (a) To be filed by the Registrant on a yearly basis along with its Rule 24-f-2 Notice.
(11) CONSENTS
     (a)       Consent of Talt, Walker & Baker to be filed by amendment

(12) None.
(13) LETTERS OF UNDERSTANDING RELATING TO INITIAL CAPITAL:
     (a) Investment letters between the Registrant and Phillis B. Crosby, Michael J. Demaray, Thomas J. Synder, WIlliam R. Cadle, Bernice
               I. Cadle, Mary A. Gibson, Delbert E. Rich, Gwynn M. Rea Charles
               E. Davis, Gregory Tighs and Frank Salerno are incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99
               (13) to Item 24 as electronically filed on April 26, 1996.
(14) MODEL PLANS:
     (a) Form of 403(b)(7) Retirement Plan is incorporated herein by reference to exhibit 99(14)(a) of Post-Effective No.5.
     (b) Form of Individual Retirement Account (I.R.A.) is incorporated herein by reference to Post effective Amendment No.4 as Exhibit No.99 (14)(b) to Item 24 as electronically filed on April 26, 1996.
(15) PLANS UNDER 12b-1:

     (a)(i) Addendum dated July 1, 1997 on behalf of Class A shares is incorporated herein by reference to Post-Effective No.6 as Exhibit No.99(15)(a)(i) to Item 24 as electronically filed on July 18, 1997.
     (a)(ii) Distribution Plan dated February 10, 1996, on behalf of Institutional Class shares is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(15)(a) to Item 24 as electronically filed on April 26, 1996.

     (b)(i) Distribution Plan dated September 22, 1997 on behalf of Class B shares is incorporated herein by reference to Post Effective No.6 as Exhibit No.99(15)(b)(i) to Item 24 as electronically filed on July 18, 1997 filed herewith.

     (b)(ii) Addendum dated July 1, 1997 on behalf of Class B shares is incorporated herein by reference to Post-Effective No.6 as Exhibit No.99(15)(b)(ii) to Item 24 as electronically filed on July 18, 1997.
     (b)(iii) Distribution Plan dated February 10, 1996, on behalf of the Retail shares is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(15)(b) to Item 24 as electronically filed on April 26, 1996.
     (c) Shareholder Services Agreement dated January 1, 1996 between Timothy Partners, Ltd. and FPS Broker Services, Inc. on behalf of the Institutional Class shares is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(15)(c) to Item 24 as electronically filed on April 26, 1996.
     (d) Shareholders Services Agreement dated January 1, 1996 between Timothy Partners, Ltd. and FPS Broker Services, Inc. on behalf of the Retail Class shares is incorporated herein by reference to Post Effective Amendment No.4 as Exhibit No.99(15)(d) to Item 24 as electronically filed on April 26, 1996.
(16) Schedule of Computations of Performance Quotations incorporated herein by reference to Post Effective Amendment No.4 as exhibit No.99(16) to Item 24 as electronically filed on April 26, 1996.

(18) Multiple Class Plan is incorporated herein by reference to Post-Effective No.6 as Exhibit No.99(18) to Item as electronically filed on July 18, 1997.

(19) Powers of Attorney are incorporated herein by reference to Post-effective No.5 as Exhibit No.99(19) to Item 24 as electronically filed on February 27, 1997 and on behalf of Scott Fehrenbacher incorporated herein by reference to Post-Effective No.6 as Exhibit No.99(19) to Item 24 as electronically filed on July 18, 1997.
(27) Financial Data Schedule is filed herewith electronically.

Item 25. Persons Controlled by or under Common Control with Registrant.
-----------------------------------------------------------------------
         None.

Item 26. Number of Holders of Securities.
-----------------------------------------

                                                Number of Record Holders
               Title of Class                   as of January 29, 1998



               Class A Common Stock                     1209
               par value $0.001 Per share


               Class B Common Stock,                    1184
               par value $0.001 per share

Item 27. Indemnification.
-------------------------
Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Fund shall have any liability to the Fund or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

The Delaware Business Trust Act, section 3817, permits a business trusts to indemnify any Trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a Trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any Trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be liable for any neglect or wrong-doing of any officer, agent, employee, manager or underwriter of the Fund, nor shall any Trustee be responsible for the act or By-Laws, the Fund may indemnify to the fullest extent each Trustee and officer of the Fund acting in such capacity, except each Trustee and officer of the Fund acting in such capacity, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustee shall not be liable for any neglect or wrong-doing of any officer, agent, employee, manager or underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of; the By-Laws,the Fund may indemnify to the fullest extent each Trustee and officer of the Fund acting in such capacity, except that no provision in the Agreement and Declaration of Trust shall be effective to protect or purport to protect and indemnify any Trustee or officer of the Fund from or against any liability to the Fund or any shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The By-Laws provide indemnification for each Trustee and officer who is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Fund's best interests and (b) in all other cases, that his conduct was at least not opposed to the Fund's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. Further, no indemnification shall be made:

(a) In respect of the proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b) In respect of any proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable in the performance of that person's duty to the Fund, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Fund or in which liability shall have been adjudged by reason of the disabling conduct set forth in the proceding paragraph shall be limited to expenses; or

(c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

In any event, the Fund shall indemnify each officer and Trustee against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such Capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties or office. The Fund shall advance to each officer and Trustee who is made a party to the proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. See also Item 32.

Item 28. Business and Other Connections of Advisor.
--------------------------------------------------

Timothy Partners, Ltd. ("TPL") serves as investment advisor of the Fund. The following persons serving as directors or officers of TPL have held the following positions with TPL for the past two years.

                         Position and                  Positions with
     Name and            Offices with                  Offices with
     Business Address    Timothy Partners, Ltd.        the Registrant
     ----------------    ----------------------        --------------

     Arthur D. Ally      President of Covenant         President and
                         Fund, Inc.; Managing          Trustee
                         General Partner of
                         Timothy Partners, Ltd.
                         and Individual General
                         Partner of Timothy
                         Partners, Ltd.

Covenant Financial Management, Inc. is a marketing/consulting firm owned by Arthur Ally that will render consulting advise to TPL with regard to marketing plans to be employed to target potential investor groups that might be interested in investing in the Fund because of its investment objectives and criteria.

Item 29. Principal Underwriter.
-------------------------------

     (a) Timothy Partners, Ltd. (TPL) is the principal underwriter for the Registrants securities and currently acts as underwriter for the Registrant only.

     (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

Name and                       Position and Offices       Positions and Offices
Business Address               with Underwriter with      the Registrant
----------------               ---------------------      ---------------------


Arthur D. Ally                 President of Covenant      President and
1304 West Fairbanks Avenue     Fund, Inc., Managing       Trustee
Winter Park, Florida 32789     General Partner of
                               Timothy Partners, Ltd.
                               and Individual General
                               Partner of Timothy Partners,
                               Ltd.

     (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
------------------------------------------
Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Fund at 1304 West Fairbanks Avenue, Winter Park, Florida 32789, except for those maintained by the Fund's Custodian. The Bank of New York, 48 Wall Street, New York, New York 10286, and the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent and Accounting Services Agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.
ITEMS 31. MANAGEMENT SERVICES.
-----------------------------
Not applicable.

ITEM 32. UNDERTAKINGS.
----------------------
(a) Inapplicable.


(b) The Registrant undertakes to file a Post-Effective Amendment including the financial statements of The Timothy Plan Variable Series, which need not be certified within four to six months of commencement of operations.
(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the respective latest annual report to shareholders, upon request and without charge.
(d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended relating to shareholder communications.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Winter Park, State of Florida, on the __ day of February, 1998.

     THE TIMOTHY PLAN

     By:  /s/ Arthur D. Ally
          -------------------------------------
          Arthur D. Ally, President & Trustee



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.7.6 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated.

Signature                     Title                         Date
---------                     -----                         ----

/s/ Arthur D. Ally*           President and Trustee         February, 1998
-------------------


/s/ Joseph E. Boatwright*     Secretary and Trustee         February, 1998
-------------------------


/s/ Wesley Pennington*        Treasurer and Trustee         February, 1998
----------------------


/s/ Scott Fehrenbacher*       Trustee                       February, 1998
-----------------------



/s/ Jock M. Sneddon*          Trustee                       February, 1998
--------------------


/s/ Phillip B. Crosby*        Trustee                       February, 1998
----------------------


/s/ Daniel D. Busby*          Trustee                       February, 1998
--------------------


*By: /s/ Gerald J. Holland
     ---------------------

     Gerald J. Holland
     Attorney-in-Fact & Agent, pursuant
     to Power of Attorney

                        INDEX TO EXHIBITS ON FORM N-1A

EXHIBIT

99B5(a)(i)         Form of Amendment to Investment Advisory Agreement
99B5(a)(ii)        Form of Investment Advisory Agreement
99B5(b)(i)         Form of Amendment to Sub-Investment Advisory Agreement
99B9(a)(i)         Form of Amendment to Shareholder Services Agreement
99B9(b)(i)         Form of Amendment to Administration Agreement
99B9(c)(i)         Form of Amendment to Accounting Services Agreement
99B11(a)           Auditors Consent
99B27(a)           Financial Data Schedule- Class A
99B27(b)           Financial Data Schedule- Class B